Exhibit 10.1

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

***CONFIDENTIAL TREATMENT REQUESTED***

Note: Confidential treatment requested with respect to certain portions hereof denoted with “***”

AMENDED AND RESTATED
REVENUE SHARING AND NOTE PURCHASE AGREEMENT

(INVENTERGY)

ORIGINALLY Dated as of OCTOBER 1, 2014
AND
AMENDED AND RESTATED AS OF FEBRUARY 25, 2015

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		2

1.1.	Certain Defined Terms	2

1.2.	Other Interpretative Provisions	2

ARTICLE II CLOSING AND TERMS OF THE REVENUE STREAM AND NOTES		2

2.1.	The Revenue Stream	2

2.2.	The Notes	3

2.3.	Monetization Revenues	5

2.4.	Purchase Price Allocation	6

2.5.	Taxes	6

2.6.	Manner and Time of Payment	6

2.7.	Patent License	6

2.8.	Additional Fundings	7

ARTICLE III CONDITIONS PRECEDENT		7

3.1.	Conditions to Closing	7

3.2.	Conditions to additional funding on the First Amendment Effective Date	9

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY		11

4.1.	Organization and Business	11

4.2.	Qualification	11

4.3.	Operations in Conformity with Law, etc.	11

4.4.	Authorization and Non-Contravention	11

4.5.	Intellectual Property	12

4.6.	Material Agreements	13

4.7.	Margin Regulations	13

4.8.	Investment Company Act	13

4.9.	USA PATRIOT Act, FCPA and OFAC	13

4.10.	No Default	14

4.11.	Binding Effect	14

4.12.	Disclosure	14

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS AND COLLATERAL AGENT		14

5.1.	Authority	14

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FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

5.2.	Binding Effect	15

5.3.	Investment Intent	15

5.4.	Experience of the Purchaser	15

5.5.	Access to Information	15

5.6.	Reliance on Exemptions	15

ARTICLE VI COVENANTS		16

6.1.	Taxes and Other Charges	16

6.2.	Conduct of Monetization Activities; Reporting and Consultation	16

6.3.	Maintenance of Existence	16

6.4.	Compliance with Legal Requirements	17

6.5.	Notices; Reports	17

6.6.	Information and Access Rights	18

6.7.	Indebtedness	18

6.8.	Liens	19

6.9.	Management of Patents and Patent Licenses	19

6.10.	Minimum Liquidity	20

6.11.	Cash Collateral Account	21

6.12.	Further Assurances	21

6.13.	Confidentiality	22

6.14.	Obligations Under Patent Purchase Agreements	22

ARTICLE VII EVENTS OF DEFAULT		23

7.1.	Events of Default	23

7.2.	Remedies Following an Event of Default	25

7.3.	Annulment of Defaults	27

7.4.	Waivers	27

ARTICLE VIII COLLATERAL AGENT		28

8.1.	Appointment of Collateral Agent	28

8.2.	Collateral	28

8.3.	Collateral Agent’s Resignation	28

8.4.	Concerning the Collateral Agent	28

ARTICLE IX GENERAL PROVISIONS		30

9.1.	Expenses	30

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FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

9.2.	Indemnity	31

9.3.	Notices	32

9.4.	Amendments, Consents, Waivers, etc.	32

9.5.	No Strict Construction	32

9.6.	Certain Acknowledgments	33

9.7.	Venue; Service of Process; Certain Waivers	33

9.8.	WAIVER OF JURY TRIAL	33

9.9.	Interpretation; Governing Law; etc.	34

9.10.	Successors and Assigns	34

9.11.	Tax Treatment	36

APPENDICES, SCHEDULES AND EXHIBITS

Appendix I	Definitions
Schedule 2.1	Revenue Participants/Warrant Purchasers
Schedule 2.2	Note Purchasers
Schedule 2.6	Wire Transfer Instructions
Schedule 4.1	Company Organization
Schedule 4.5(g)	Patent Litigation; Reissues and Oppositions
Schedule 4.6	Material Agreements
Schedule 6.7	Existing Indebtedness
Schedule 6.12.4	***
Schedule 9.3	Notices
Schedule I(a)	Patents

Exhibit A	Form of Note
Exhibit B	Control Agreement
Exhibit C	Form of Certificate (Payments to Cash Collateral Account)
Exhibit D-1	Note Assignment and Acceptance Agreement
Exhibit D-2	Revenue Stream Assignment and Acceptance Agreement
Exhibit E	Patent License Agreement
Exhibit F	Patent Security Agreement
Exhibit G	Security Agreement
Exhibit H	Subscription Agreement
Exhibit I	Newco LLC Agreement
Exhibit J	Form of Compliance Certificate for Weekly Liquidity Test
Exhibit K	Form of Warrant

-iii-

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

AMENDED AND RESTATED

REVENUE SHARING AND NOTE PURCHASE AGREEMENT

The REVENUE SHARING AND NOTE PURCHASE AGREEMENT originally dated as of October 1, 2014, is hereby amended and restated as of February 25, 2015, and is by and among Inventergy Global, Inc., a Delaware corporation (“Parent”) and Inventergy, Inc. (“Owner”, and, collectively, the “Company”), and DBD Credit Funding, LLC as collateral agent (the “Collateral Agent”), each Person listed on Schedule 2.1 hereto (the “Revenue Participants”) and each Person listed on Schedule 2.2 hereto (the “Note Purchasers” and, together with the Revenue Participants, the “Purchasers”).

RECITALS

WHEREAS, the Company, the Collateral Agent and the Purchasers initially entered into this Agreement on October 1, 2014 and, pursuant to the First Amendment (as defined herein), have amended and restated this Agreement on February 25, 2015, as set forth herein.

WHEREAS, the Revenue Participants wish to acquire, and the Company has agreed to grant, an interest in certain of the Company’s future revenues from its patent portfolio subject to payment of the purchase price and other conditions specified herein, which future revenues are inherently risky and uncertain as to both amount and timing; and

WHEREAS, the Note Purchasers have agreed to purchase from the Company, and the Company has agreed to issue and sell to the Purchasers, up to $14,000,000 in aggregate original principal amount of the Company’s senior secured notes (the “Notes”) in the form of Exhibit A hereto, subject to the terms of this Agreement,

WHEREAS, the Company issued $11,000,000 of Notes to the Note Purchasers on the Closing Date (the “Original Notes”), and has requested that the Note Purchasers commit to purchase up to a further $3,000,000 in Notes (the “New Notes”) on and after the First Amendment Effective Date and the Purchasers have agreed to such commitment, of which $1,199,500 of New Notes will be issued on the First Amendment Effective Date, which issuances shall be accompanied by interests in the Company’s future revenues as described herein and shall be subject to the conditions specified herein and in consideration of the amendments reflected herein, all as initially contemplated by Section 2.8 of the original Agreement;

WHEREAS, the Purchaser and the Company may agree in future to the issuance and sale of up to an additional $2,000,000 in aggregate original principal amount of Notes and additional interests in the Company’s future revenues from its patent portfolio, as contemplated by Section 2.8 hereof;

WHEREAS, the Revenue Participants wish to acquire, and the Parent has agreed to issue and sell to the Revenue Participants on the First Amendment Effective Date, warrants for the purchase of 500,000 shares (subject to adjustment in accordance with the terms of such warrants) of the Parent’s common stock (the “Warrants” and together with the Notes, the “Securities”) in the form of Exhibit K hereto, subject to the terms of this Agreement; and

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

NOW THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
DEFINITIONS

1.1.          Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Appendix I.

1.2.          Other Interpretative Provisions. Unless otherwise specified, all references to “$”, “cash”, “dollars” or similar references shall mean U.S. dollars, paid in cash or other immediately available funds. The definitions set forth in this Agreement are equally applicable to both the singular and plural forms of the terms defined. The words “hereof”, “herein”, and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to New York, New York time (daylight or standard, as applicable) unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement. References in this Agreement to an Appendix, Exhibit, Schedule, Article, Section, clause or subclause refer (A) to the appropriate Appendix, Exhibit or Schedule to, or Article, Section, clause or subclause in this Agreement or (B) to the extent such references are not present in this Agreement, to the Document in which such reference appears. The term “including” is by way of example and not limitation. The word “or” is not exclusive. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. All references to any Person shall be constructed to include such Person’s successors and assigns (subject to any restriction on assignment set forth herein). Unless otherwise expressly provided herein, references to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law.

ARTICLE II
CLOSING AND TERMS OF THE REVENUE STREAM AND NOTES

2.1.          The Revenue Stream.

2.1.1.          Purchase of the Revenue Stream. On the Closing Date, subject to the satisfaction of the conditions set forth in Section 3.1, and against the payment of an aggregate purchase price of *** allocated as set forth on Schedule 2.1, the Company granted the Revenue Stream to the Revenue Participants. The purchase price for the Revenue Stream was increased to *** as consideration for the amendments to the Revenue Stream made on the First Amendment Effective Date, and will be further increased by an amount equal to ***; i.e., by *** on account of the $1,199,500 of Notes issued on the First Amendment Effective Date. In the event that the full $3,000,000 of additional Notes are issued, the allocated purchase price of the Revenue Stream will total ***. The rights of the Revenue Participants to the Revenue Stream shall be secured pursuant to the Collateral Documents, junior in priority to the rights of the Note Purchasers.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

2.1.2.          Payments to Revenue Participants. Following payment in full of the Note Obligations, the Company shall pay to the Revenue Participants their proportionate share, in accordance with Schedule 2.1, of the Revenue Stream; provided, that the Company shall instruct any payors to deposit Monetization Revenues, per Section 6.11, directly into the Cash Collateral Account. Any applicable payments by the Company to Revenue Participants shall be made monthly on the last Business Day of each month with respect to any Monetization Revenues received through the last Business Day of the prior month. Except to the extent that the Collateral Agent is enjoined or stayed from distributing any such Monetization Revenues by action brought by the Company, such direct deposit in the Cash Collateral Account by payors shall constitute timely payment by the Company. For the avoidance of doubt, prior to the payment in full of the Note Obligations, all Monetization Net Revenues shall be applied by the Company or the Collateral Agent, as the case may be, in accordance with Section 2.2.4, including the payment of principal, interest and any applicable premiums or fees on the Note Obligations (inclusive of payments owed pursuant to Sections 9.1(ii)-(iv) or 9.2, and shall not be shared with any Revenue Participants as a payment in respect of the Revenue Stream.

2.2.          The Notes.

2.2.1.          Purchase and Sale of the Notes. On the Closing Date and on each issuance date of Notes from and after the First Amendment Effective Date, subject to satisfaction of the conditions set forth in Section 3.1 and Section 3.2, respectively, the Company agrees to issue and sell, and each Note Purchaser agrees to purchase, for the purchase prices set forth on Schedule 2.2 and in accordance with the percentages set forth on Schedule 2.2, Original Notes in an aggregate original principal amount of $11,000,000 on the Closing Date, New Notes in an aggregate original principal amount of $1,199,500 on the First Amendment Effective Date, and up to a further $1,800,500 of New Notes following the First Amendment Effective Date.

2.2.2.          Interest on the Notes. The unpaid principal amount of the Notes (including any PIK Interest) shall bear cash interest at a rate equal to LIBOR plus 7% per annum plus 3% per annum of PIK interest (defined below); provided that upon and during the continuance of an Event of Default under Section 7.1.1, the cash interest rate shall increase by an additional 2% per annum. Interest on the Notes shall be paid on the last Business Day of each calendar month (the “Interest Payment Date”), starting with the calendar month ending October 31, 2014. Such interest shall be paid in cash except that 3.00% per annum of the interest due on each Interest Payment Date shall be paid-in-kind, by increasing the principal amount of the Notes by the amount of such interest, effective as of the applicable Interest Payment Date (“PIK Interest”). PIK Interest shall be treated as principal of the Note for all purposes of interest accrual or calculation of any premium.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

2.2.3.          Fees; Prepayment Premium.

2.2.3.1.          At the Closing Date, the Company has paid to the Note Purchasers a structuring fee equal to $385,000, and on each subsequent date on which Notes (other than the New Notes) are issued, the Company shall pay to the Purchasers a structuring fee equal to 3.5% of the original principal amount of the Notes issued on such date. The structuring fee shall be netted out of the funding at the Closing Date and on each issuance date following the Closing Date.

2.2.3.2.          Upon the earlier of the date on which the Note Obligations are paid in full, or become due (whether at the Maturity Date or upon acceleration), the Company shall pay to the Note Purchasers a termination fee equal to the sum of (x) $770,000 plus (y) 7.0% of the original principal amount of the Notes (including the New Notes) issued following the Closing Date.

2.2.4.          Payment of the Notes.

2.2.4.1.          Payment at Maturity. The principal of the Notes and all unpaid interest thereon or other amounts owing hereunder shall be paid in full in cash on September 30, 2017 (the “Maturity Date”). If the Maturity Date is not a Business Day, such payment shall be due on the next following Business Day.

2.2.4.2.          Optional Prepayments. In addition to being required to make Mandatory Prepayments as required under Section 2.2.4.4, the Company may prepay the Notes from time to time in whole or in part, without penalty or premium, except that any optional prepayments of the Notes prior to the first anniversary of the Closing Date shall be accompanied by a prepayment premium equal to 5.00% of the principal amount prepaid. Any such prepayment shall include accrued and unpaid interest on the amount prepaid.

2.2.4.3.          Amortization. Commencing on the last Business Day of October, 2015, the Company shall make monthly amortization payments on the Notes in an amount, as of the date of such payment, equal to (x) the then outstanding principal amount divided by (y) the number of months left until the Maturity Date. The amount of the monthly amortization payment shall be calculated by the Company, and provided to the Collateral Agent for review, initially prior to the first such payment and recalculated following any optional or mandatory prepayment and following any issuance of additional Notes.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

2.2.4.4.          Mandatory Prepayments. Upon receipt of any Monetization Revenues, the Company or the Collateral Agent, as the case may be, shall apply 86% of such Monetization Net Revenues to the payment of accrued and unpaid interest on, and then to repay outstanding principal of, and any fees with respect to, the Notes until all Note Obligations have been paid in full; provided that 100% of Monetization Net Revenues from the Specified Licenses shall be so applied. Payments by the Company on the Notes shall be made monthly on the last Business Day of each month with respect to Monetization Revenues received through the last Business Day of the prior month. For the avoidance of doubt, mandatory prepayments are not subject to any prepayment premium.

2.2.4.5.          Application of Payments. Payments on the Notes shall be applied in the following order, first to any then outstanding expenses or other amounts owing pursuant to Article IX; second, to accrued and unpaid interest (excluding PIK Interest); third to principal; fourth to any prepayment premium on the principal so repaid; and finally, after all principal of the Notes and any prepayment premium, has been paid in full, to the termination fee. Optional and mandatory repayments shall reduce required amortization payments pro rata. Payments on Notes (other than accrued and unpaid interest, which shall be applied pro rata to interest due on all outstanding Notes) shall be first applied to Notes with the lowest amount of unamortized original issue discount as a percentage of principal.

2.3.          Monetization Revenues. All Monetization Revenues received by the Company or deposited in the Cash Collateral Account shall be applied so that 86% of Monetization Net Revenues are applied to the Note Obligations until paid in full; provided, that 100% of Monetization Net Revenues from the Specified Licenses shall be so applied; and provided further that 100% of the Monetization Net Revenues received since the last Business Day of the preceding month shall be applied to pay any past due Note Obligations, including in the event of acceleration of the Notes. Following payment in full of the Note Obligations, the Applicable Percentage of the Monetization Net Revenues received following the payment in full of the Note Obligations shall be paid to the Revenue Participants for application to the Revenue Stream, in accordance with Section 2.1.2 and Schedule 2.1, until fully satisfied; provided that in the event of an acceleration of the Revenue Stream, 100% of the Monetization Net Revenues received since the last Business Day of the preceding month shall be applied to pay the remaining balance of the Revenue Stream. The Company, after payment in full of the Note Obligations, may prepay any or all of the remaining balance of the Revenue Stream (as defined with respect to the applicable time of such payment in the definition of Revenue Stream). In the event of an ***, 100% of Monetization Net Revenues shall be applied to the payment of the Note Obligations and, following the payment in full of the Note Obligations, to the Revenue Stream, pending ***, which, if and to the extent that ***, then the Net Revenues applied after such determination to payment of the Note Obligations or the Revenue Stream shall revert to the Applicable Percentages per the terms of this Agreement as if *** had not occurred, and any amounts then due back to the Company will be treated as prepayments of the Note Obligations, or if the Note Obligations have been paid in full, of the Revenue Stream.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

2.4.          Purchase Price Allocation. The Company and the Purchasers agree that, for purposes of Sections 305 and 1271 through 1275 of the Code or any other jurisdiction, the aggregate purchase price of the Original Notes issued on the Closing Date shall be ***, the aggregate purchase price of the New Notes issued on the First Amendment Effective Date shall equal ***, the purchase price of the Warrants shall be $40,000, the aggregate purchase price of the Revenue Stream shall be the sum of (a) *** plus (b) ***, the purchase price of the New Notes issued after the First Amendment Effective Date shall equal ***, and that such purchase prices shall be used by the Company and each Purchaser for all financial reporting and income tax reporting purposes.

2.5.          Taxes. Any and all payments by the Company with respect to any Notes or the Revenue Stream shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings in any such case imposed by the United States or any political subdivision thereof, excluding taxes imposed or based on the recipient Purchaser’s overall net income, and franchise or capital taxes imposed on it in lieu of net income taxes (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder being hereinafter referred to as “Taxes”). If the Company shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Notes to any Purchaser, (i) the sum payable shall be increased as may be reasonably necessary so that after making all required deductions for taxes (including deductions for taxes applicable to additional sums payable under this Section 2.5) such Purchaser receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall remit the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Within 30 days after the date of any payment of such Taxes (or, if later, promptly upon a receipt becoming available), the Company shall furnish to the Purchasers the original or certified copy of a receipt evidencing payment thereof. If the Company or any Purchaser shall subsequently receive a refund or tax credit for any such Taxes withheld as to which the Purchaser has been made whole pursuant to the preceding procedure, any such refund or credit shall be for the sole account of the Company.

2.6.          Manner and Time of Payment. All payments to the Note Purchasers or the Revenue Participants (or the Cash Collateral Account, as the case may be) shall be made by wire transfer or other same day funds, without set off, not later than 2:00 p.m. on the day such payment is due, in accordance with the payment instructions set forth on Schedule 2.6.

2.7.          Patent License. Effective as of the earlier of (x) the date that is 365 days after the Closing Date or (y) the occurrence of an Event of Default, the Company shall grant to the Collateral Agent, for the benefit of the Secured Parties, a non-exclusive, royalty free, license (including the right to grant sublicenses) with respect to the Patents, which shall be evidenced by, and reflected in, the Patent License Agreement, which shall be delivered at Closing. The Patent License Agreement shall terminate upon payment in full of the Note Obligations and the Revenue Stream and as otherwise specified in the Patent License Agreement, but any sublicenses granted prior to any termination of this Agreement (except to Collateral Agent or its affiliates) shall survive according to the respective terms and conditions of such sublicenses. The Collateral Agent and the Secured Parties agree that the Collateral Agent shall only use such license following the occurrence and during the continuance of an Event of Default.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

2.8.          Additional Fundings.

2.8.1.          It is contemplated that the Company may subsequently request that the Purchasers acquire up to $2,000,000 in additional Notes (in addition to the aggregate $14,000,000 issued and committed to be issued as of the First Amendment Effective Date), and further acquire additional interests in the Company’s Monetization Revenues. If the Company shall make such request, and if the Purchasers agree, in their sole discretion, to provide such additional funding to the Company, this Agreement shall be amended in a manner satisfactory to the Company and the Purchasers to reflect the economic and other terms and conditions of such additional funding, which terms and conditions shall be satisfactory to the Company and the Purchasers. In particular, it is contemplated that to the extent that such incremental funding occurs, the additional Notes and participation in the Monetization Revenues will have substantially the same economic terms as those issued on and after the First Amendment Effective Date (e.g., will contemplate the same rate, percentage fees, etc. and will provide for a proportional additional share of Monetization Net Revenues.)

2.8.2.          In addition, if and to the extent that the Company breaches its obligations under Section 6.14 to timely pay amounts due under its Patent Purchase Agreements, the Purchasers shall have the option (but no obligation) to advance directly to the applicable seller under such Patent Purchase Agreement any such past due amounts. If and to the extent that the Purchasers elect to make such advances, this Agreement shall be amended in a manner satisfactory to the Purchasers (and the Company shall be deemed to have irrevocably consented to such amendment) so as to reflect the economics of such additional funding, which shall be on economic terms that are substantially the same as the Notes and Revenue Stream issued at Closing (but with a maturity date and return threshold deadlines that are consistent with the Notes and Revenue Stream issued at Closing).

ARTICLE III
CONDITIONS PRECEDENT

3.1.          Conditions to Closing. The obligation of each Revenue Participant to purchase its respective pro rata share of the Revenue Stream and the obligation of each Note Purchaser to purchase its respective pro rata share of the Notes on the Closing Date is subject to the satisfaction of the conditions set forth in this Section 3.1:

3.1.1.          Deliveries. The Company (and each of its Subsidiaries, as applicable) shall have delivered to each Purchaser and the Collateral Agent fully executed (where applicable) copies of the following:

3.1.1.1.          this Agreement;

3.1.1.2.          the Notes;

3.1.1.3.          the Security Agreement;

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

3.1.1.4.          the Patent License Agreement;

3.1.1.5.          the Patent Security Agreement;

3.1.1.6.          the Certificate of Designation;

3.1.1.7.          the Proxy;

3.1.1.8.          the Voting Agreement;

3.1.1.9.          Series F Stock Certificate in Inventergy, Inc.

3.1.1.10.         (i) a copy of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or other constitutive document, including all amendments thereto, of the Company, certified as of a recent date by the Secretary of State of the state of its organization and a certificate as to the good standing of the Company as of a recent date, from such Secretary of State (or, in each case, a comparable governmental official, if available); (ii) a certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws and any limited liability company agreement of the Company as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or managers of the Company authorizing the execution, delivery and performance of the Documents, and that such resolutions and consents have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Company or the applicable subsidiary have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other Document on behalf of the Company; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

3.1.1.11.         an opinion of counsel for the Company addressed to the Collateral Agent and each other party hereto in customary form and otherwise in form and substance reasonably satisfactory to the Collateral Agent;

3.1.1.12.         an officer’s certificate from an Authorized Officer of the Company certifying that the condition set forth in Section 3.1.2 has been satisfied;

3.1.1.13.         all documentation and other information about the Company requested by the Revenue Participants or the Note Purchasers or the Collateral Agent under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

3.1.1.14.         evidence satisfactory to the Purchasers that the Existing Notes has been fully repaid (or will be paid, by direct wire, with the proceeds of the Notes and Revenue Share) and all Liens securing such Indebtedness released (or agreed to be released by the Collateral Agent pursuant to a payoff letter acceptable in form and substance to the Purchasers.)

3.1.2.          Representations and Warranties; No Default. The representations and warranties contained in this Agreement and the other Documents shall be true and correct in all material respects, and there shall exist no Default or Event of Default, including after giving effect to the transactions contemplated herein.

3.1.3.          Consummation of Purchase of Common Stock. The Subscription Agreement shall have been executed and delivered and shares of Parent Common Stock sold to the Purchasers as contemplated thereby.

3.1.4.          Fees and Expenses. The structuring fee and the expenses of the Purchasers and the Collateral Agent invoiced as of the Closing Date shall have been paid in full, in cash; which sums shall be acknowledged to have been received by the Company but applied by the Purchasers at Closing.

3.1.5.          Due Diligence. The Purchasers shall have completed their due diligence, and shall be satisfied with the results thereof, in their sole judgment.

3.1.6.          Senior Lien. The Purchasers shall be satisfied that, after giving effect to the Collateral Documents and to the making of any filings contemplated thereby, including, without limitation, UCC filings and filings in the United States Patent and Trademark Office, the Collateral Agent will have a first priority perfected lien in the Patents registered in the United States and on all other material assets of the Company and its Subsidiaries.

3.1.7.          W-9. The Purchasers shall have delivered completed Forms W-9 (or applicable equivalent) to the Company.

3.2.          Conditions to Additional Funding on and after the First Amendment Effective Date. The obligation of each Revenue Participant to purchase its respective pro rata share of the Revenue Stream and the Warrants and the obligation of each Note Purchaser to purchase its respective pro rata share of the New Notes on and after the First Amendment Effective Date, are subject to the satisfaction of the conditions set forth in this Section 3.2:

3.2.1.          Total Amount. The total original principal amount of Notes issued hereunder shall not exceed $14,000,000 (of which up to $3,000,000 may be New Notes).

3.2.2.          Request for issuance. The Company shall have provided the Purchasers with a request for the issuance of such New Notes not later than ten Business Days prior to the proposed date of such issuance, and the issuance date shall not be later than December 31, 2015.

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INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

3.2.3.          Deliveries. The Company (and each of its Subsidiaries, as applicable) shall have delivered to each applicable Purchaser and the Collateral Agent fully executed (where applicable) copies of the following:

3.2.3.1.          this Amended Agreement (only for the issuance on the First Amendment Effective Date);

3.2.3.2.          Notes in the amount of such proposed issuance;

3.2.3.3.          the Warrants (only for the issuance on the First Amendment Effective Date);

3.2.3.4.          an officer’s certificate from an Authorized Officer of the Company certifying that the conditions set forth in Section 3.2.4 and 3.2.5 have been satisfied; and

3.2.3.5.          an officers certificate that attaches the Specified Licenses to which the Company is party as of the date of such issuance, sets forth the terms of any such Specified Licenses to which the Company is party as of such issuance, including projected payments, and sets forth all related Monetization Expenses that will be payable in connection with such payments, all in reasonable detail and all of which shall be in form and substance satisfactory to the Majority Purchasers (a “Specified License Certification”).

3.2.4.          Entry into Specified Licenses. Evidence satisfactory to the Purchasers that the Company has entered into Specified Licenses on terms satisfactory to the Purchasers with total future Monetization Net Revenues from such Specified Licenses equal to not less than 100% of the original principal amount of any Notes issued from and after the First Amendment Effective Date, and either that initial payments under such Specified Licenses have been deposited into the Cash Collateral Account or, if no initial payment is required for the effectiveness of such Specified License, the Collateral Agent has received evidence satisfactory to it in its sole discretion of the effectiveness of such Specified License. In connection with the funding of New Notes on the First Amendment Effective Date, evidence satisfactory to the Purchasers that the initial installment under the Initial Specified License has been received by the Company.

3.2.5.          Representations and Warranties; No Default. The representations and warranties contained in this Agreement and the other Documents shall be true and correct in all material respects, and there shall exist no Default or Event of Default, including after giving effect to the transactions contemplated herein.

3.2.6.           Fees and Expenses. The expenses of the Purchasers and the Collateral Agent in connection with such issuance or otherwise due hereunder shall have been paid to the extent invoiced as of the proposed issuance date

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In order to induce the Revenue Participants to purchase the Revenue Stream and the Note Purchasers to purchase the Notes, the Company hereby represents and warrants to the Purchasers as of the Closing Date, the First Amendment Effective Date and the date of each subsequent issuance of Notes that:

4.1.          Organization and Business. The Company is (a) a duly organized and validly existing corporation or limited liability company, (b) in good standing under the laws of the jurisdiction of its incorporation or organization, and (c) has the power and authority, corporate or otherwise, necessary (i) to enter into and perform this Agreement and the Documents to which it is a party, and (ii) to carry on the business now conducted or proposed to be conducted by it. Schedule 4.1 sets forth all of the Company’s Subsidiaries and each other entity in which the Company holds an interest, directly or indirectly, and sets forth the ownership of all equity securities of each such Subsidiary or other entity (including joint venture, membership or partnership interests, and including convertible securities, options or warrants).

4.2.          Qualification. The Company and each of its Subsidiaries is duly and legally qualified to do business as a foreign corporation or limited liability company and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted.

4.3.          Operations in Conformity with Law, etc. The operations of the Company and each of its Subsidiaries as now conducted or proposed to be conducted are not in violation in any material respect of, nor is the Company or any of its Subsidiaries in default in any material respect under, any Legal Requirement.

4.4.          Authorization and Non-Contravention. The Company and each of its Subsidiaries has taken all corporate, limited liability or other action required to execute, deliver and perform this Agreement and each other Document. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. This Agreement and each other Document does not (i) contravene the terms of any of the Company’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation of the Company or its applicable Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any such Subsidiary is subject or (iii) violate any Legal Requirement.

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4.5.          Intellectual Property.

(a)          Owner is the entire, valid, sole and exclusive beneficial owner of all right, title and interest to all of the Patents, including the right to sue for past, present and future infringement of the Patents, with good and marketable title.

(b)          The Patents are free and clear of any and all Liens other than any Existing Encumbrances that would not otherwise constitute a breach of Sections 4.5(c), (d) or (k).

(c)          ***

(d)          ***

(e)          Owner is listed as record owner of all of the Patents in the United States Patent and Trademark Office ***.

(f)          All of the granted Patents indicated are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and none of the Patents are at this time the subject to any challenge to their validity or enforceability. To the knowledge of the Company, the granted Patents are valid and enforceable.

(g)          Except as set forth on Schedule 4.5(g), the Company has no notice of any lawsuits, actions or opposition, cancellation, revocation, re-examination or reissue proceedings commenced or threatened with reference to any of the Patents.

(h)          There are no overdue amounts owed to Nokia Corporation under Section 4.1 of the Nokia PPA.

(i)          There are no “Guaranteed Payments” outstanding whose payment is required to avoid triggering any re-purchase right of Panasonic Corporation under the Panasonic PPA.

(j)          Except as set forth in Section 4.2 of the Panasonic PPA, there are no existing contracts, agreements, options, commitments, or rights with, to, or in any person to acquire any of the Patents.

(k)          The Patents acquired by Owner from Huawei Technologies Co., Ltd. under the Patent Rights Assignment Agreement, dated as of May 15, 2003 (“Huawei PRAA”), are subject only to the existing license agreements granted to the parties set forth on Exhibit C to the PRAA, and the terms of Sections 3.3, 3.4, 3.5, 3.6, 3.7, and 3.8 of the Huawei PRAA. Otherwise, such Patents are not subject to any license, sublicense, covenant not to sue, other immunity from suit under the Patents, or any other right of any kind that would materially restrict or impair the ability of Owner to pursue Monetization Activities. Other than as provided for by Sections 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, and 5.5 of the Huawei PRAA, no prior owner of such Patents or other third party has the right to grant any license, sublicense, covenant not to sue, other immunity from suit under the Patents, or any other right of any kind that would materially restrict or impair the ability of Owner to pursue Monetization Activities.

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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4.6.          Material Agreements. Schedule 4.6 sets forth each agreement relating to the purchase or other acquisition of any Patent, including seller notes issued in connection with such acquisition, and any other material agreement relating to any Patent (other than the Existing Encumbrances). Each such agreement is in full force and effect for the benefit of the Company and to the knowledge of the Company there are no material defaults under any such agreement except as listed in Schedule 4.6. The Purchasers have been provided with true and complete copies of all Specified Licenses entered into by the Company as of such date; the applicable Specified License Certification correctly sets forth the projected payments with respect to such Specified Licenses and all Monetization Expenses which the Company is obligated to pay with respect to Monetization Revenues from the Specified Licenses; the Collateral Agent holds a first priority perfected lien with respect to the Company’s rights under all such Specified Licenses; such Specified Licenses remain in full force and effect; neither the Company nor any counterparty to such Specified Licenses are in material default of the terms of such Specified License; all payments due to the Company under such Specified Licenses have been timely paid and have been deposited into the Cash Collateral Account; and the Company has timely paid all Monetization Expenses when and as due with respect to such Specified Licenses.

4.7.          Margin Regulations. The Company is not engaged, nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and the Notes will not be used for any purpose that violates Regulation U of the Board of Governors of the United States Federal Reserve System.

4.8.          Investment Company Act. The Company is not, and is not required to be, registered as an “investment company” under the Investment Company Act of 1940.

4.9.          USA PATRIOT Act, FCPA and OFAC.

4.9.1.          To the extent applicable, the Company is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the USA Patriot Act.

4.9.2.          No part of the proceeds of the Notes or the purchase price for the Revenue Stream will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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4.9.3.          None of the Company nor, to the knowledge of the Company, any director, officer, agent, employee or controlled Affiliate of the Company, is currently the subject of any U.S. sanctions program administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Notes or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person currently the subject of any U.S. sanctions program administered by OFAC, except to the extent licensed or otherwise approved by OFAC.

4.10.         No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company or the grant or perfection of Liens on the Collateral. The Company is not in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, would reasonably be expected to have a Material Adverse Effect.

4.11.         Binding Effect. This Agreement and each other Document constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.12.         Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of the Company (other than projected financial information, pro forma financial information and information of a general economic or industry nature) to any Purchaser or the Collateral Agent in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. With respect to projected financial information and pro forma financial information, the Company represents that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS AND COLLATERAL AGENT

Each Purchaser, for itself and for no other Purchaser, and the Collateral Agent hereby represents and warrants to the Company as of the Closing Date:

5.1.          Authority. The Purchaser and the Collateral Agent, as the case may be, has the power and authority, corporate or otherwise, necessary to enter into and perform this Agreement and the Documents to which it is a party.

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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5.2.          Binding Effect. This Agreement and each other Document constitute the legal, valid and binding obligations of the Purchaser and the Collateral Agent, enforceable against the Purchaser or the Collateral Agent as the case may be in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

5.3.          Investment Intent. The Purchaser understands that each of the Notes and Warrants, to the extent constituting a security, is a “restricted security” and has not been registered under the Securities Act or any applicable state securities law and is acquiring the Notes and Warrants as principal for its own account and not with a view to or for distributing or reselling the Notes or Warrants in violation of the Securities Act or any applicable state securities laws. The Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of the Notes, the Warrants or the shares of Common Stock issuable upon exercise of the Warrants (or any securities which are derivatives thereof) to or through any person or entity, in each case, other than transfers or distributions to an Affiliate of such Purchaser.

5.4.          Experience of the Purchaser. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note and Warrants, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Notes and Warrants and, at the present time, is able to afford a complete loss of such investment. The Purchaser understands that its investment in the Notes and Warrants involves a significant degree of risk.

5.5.          Access to Information. The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Notes and Warrants and the merits and risks of investing in the Notes and Warrants; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Notes and Warrants.

5.6.          Reliance on Exemptions. The Purchaser understands that the Notes and Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire its Notes and Warrants.

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INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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ARTICLE VI
COVENANTS

Until all of the Company’s obligations with respect to the Notes and the Revenue Stream, have been paid in full in cash, the Company shall comply with the covenants set forth in this Article VI.

6.1.          Taxes and Other Charges. The Company shall duly pay and discharge, or cause to be paid and discharged, before the same becomes in arrears, all taxes, assessments and other governmental charges imposed upon the Company and its properties, sales or activities, or upon the income or profits therefrom; provided, however, that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at* the time be contested in good faith by appropriate proceedings and if the Company shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; provided, further, that the Company shall pay or bond, or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims immediately upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (except to the extent such proceedings have been dismissed or stayed).

6.2.          Conduct of Monetization Activities; Reporting and Consultation.

6.2.1.          The Company shall undertake its best efforts to diligently pursue the monetization of the Patents, and shall provide reasonable regular updates to the Purchasers and their advisors, and shall consult with Purchasers and their advisors on request, as to its Monetization Activities, including providing the Purchasers with a summary of any material litigation relating to the Patents or the Monetization Activities, copies of material correspondence, pleadings, judgments, orders, licenses, settlement agreements or other documents reasonably requested by the Majority Purchasers, and, no later than the 15th day of every month, a report calculating in detail its Monetization Revenues for the prior month, in each case in form and substance reasonably satisfactory to the Majority Purchasers. Subject to the preservation of any privilege and confidentiality requirements, the Company shall authorize and direct any legal counsel or consultant engaged by it to discuss the status of the Company’s Monetization Activities with the Purchasers and the Collateral Agent, provided that the Company has the reasonable opportunity to have at least one Company representative present, in person or by telephone, for any such discussions.

6.2.2.          Notwithstanding Section 6.2.1, Section 6.5 or Section 6.6, but subject to compliance with Section 6.9.3, the Company shall not be required to breach any contractual obligation of confidentiality or to jeopardize any legal privilege.

6.3.          Maintenance of Existence. The Company shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business.

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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6.4.          Compliance with Legal Requirements. The Company shall comply in all material respects with all valid then existing Legal Requirements applicable to it, except where compliance therewith shall at the time be contested in good faith by appropriate proceedings.

6.5.          Notices; Reports.

6.5.1.          Certain Notices; Reports. The Company shall furnish to each of the Note Purchasers and Revenue Participants:

6.5.1.1.          Promptly, notice of any dispute, litigation, investigation, suspension or any administrative or arbitration proceeding by or against the Company for an amount in excess of $500,000 or affecting the Company’s ownership rights with respect to the Patents;

6.5.1.2.          promptly upon acquiring knowledge thereof, the existence of any Default or Event of Default, specifying the nature thereof and what action the Company has taken, is taking or proposes to take with respect thereto; and

6.5.1.3.          promptly, and in any event within 10 Business Days, such additional business, financial, corporate affairs and other information as the Majority Purchasers may reasonably request.

Each notice pursuant to this Section shall be accompanied by a statement by an Authorized Officer of the Company, on behalf of the Company, setting forth details of the occurrence referred to therein (including, if applicable, describing with particularity any and all clauses of this Agreement or the Other Documents that may have been breached), and, subject to any requirement of privilege, stating what action the Company or other Person proposes to take with respect thereto and at what time.

6.5.2.          In the event that the Company receives notice, or becomes aware, of *** would constitute *** contained in ***, in addition to the remedies set forth in any Document, the Company shall give immediate notice thereof to the Purchasers and the Collateral Agent, with reasonable detail concerning the basis for ***, of the Company’s intended approach to addressing such ***. The Company shall provide periodic updates of its progress in resolving *** to the Purchasers. Upon the final resolution or withdrawal of any such ***, the Company shall provide notice of such resolution or withdrawal, with supporting documentation, to the Purchasers. ***.

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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6.6.          Information and Access Rights.

6.6.1.          Upon reasonable request of the Majority Purchasers (and requests made not more often than quarterly shall be deemed reasonable), the Company shall permit any Purchaser and any Purchaser’s duly authorized representatives and agents to visit and inspect any of its property, corporate books, and financial records related to the Patents, to examine and make copies of its books of accounts and other financial records related to the Patents and its Monetization Activities and Monetization Revenues, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its managers, officers, employees and independent public accountants (and by this provision the Company hereby authorizes such accountants to discuss with the Purchasers the finances and affairs of the Company so long as (i) an officer or manager of the Company has been afforded a reasonable opportunity to be present for such discussion and (ii) such accountants shall be bound by standard confidentiality obligations), in each case related to the Patents and the Monetization Activities and Monetization Revenues. In addition, upon request of the Majority Purchasers from time to time, and subject to any claims of privilege, the Company shall provide the Purchasers with a status update of any material development in any litigations or any administrative or arbitration proceeding related to the Patents. All costs and expenses reasonably incurred by the Purchasers and their duly authorized representatives and agents in connection with the exercise of the Purchasers’ rights pursuant to this Section 6.6 shall be paid by the Company.

6.6.2.          The Purchasers acknowledge that in connection with their information and access rights under this Agreement, the Company may be required to provide information that may be deemed to be material non public information; provided that the Company agrees to clearly identify any such information prior to delivery and to request and obtain Purchaser confirmation prior to such delivery that the Purchasers wish to receive such information notwithstanding that it may constitute material non public information. The Purchasers and the Company agree to work together in good faith to establish procedures for the handling of information that may constitute material non public information, including procedures that enable the Purchasers to evaluate from time to time the extent to which they are prepared to receive material non public information by the Company and as to which of such information will be subject to periodic “cleansing disclosure” and/or the establishment of “trading windows” in order to achieve the Purchasers’ objectives of remaining reasonably informed of the Company’s Monetization Activities and available to consult with the Company regarding such activities, while not being unreasonably restricted in public trading of common stock of the Company. For the avoidance of doubt, subject to the Company not providing the Purchasers with any information that it is not prepared to disclose to the public without first providing a written notice to the Purchasers identifying, with specificity, which information is subject to such restriction, the Company shall have no obligation to any Purchaser to disclose information to the public, whether by press release or SEC filing, that it is not otherwise obligated to disclose at such time pursuant to the Securities Exchange Act of 1934 and the regulations of the SEC promulgated thereunder.

6.7.          Indebtedness. The Company shall not create, incur, assume or otherwise become or remain liable with respect to any Indebtedness that is secured by the Patents or any rights related thereto (other than the obligations to vendors of the Patents that are set forth on Schedule 4.5. The Company shall not incur any other Indebtedness, except for:

6.7.1.          Indebtedness in respect of the Obligations;

6.7.2.          unsecured trade payables that are not evidenced by a promissory note and are incurred in the Ordinary Course of Business;

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6.7.3.          the existing Indebtedness set forth on Schedule 6.7;

6.7.4.          additional unsecured Indebtedness that is subordinated to the rights of the Purchasers under this Agreement pursuant to an agreement in form and substance satisfactory to the Majority Purchasers; and

6.7.5.          additional Indebtedness secured solely by patent assets purchased after the Closing Date that is subordinated to the rights of the Purchasers under this Agreement pursuant to an agreement in form and substance satisfactory to the Majority Purchasers (“New Secured Indebtedness”); provided that the Purchasers shall have been provided a right of first refusal to provide such New Secured Indebtedness and shall have either waived such right or shall have provided such New Secured Indebtedness; provided that the Purchasers shall use commercially reasonable efforts to respond promptly to any such offered right of first refusal.

6.8.          Liens. The Company shall not create, incur, assume or suffer to exist any Lien upon any Patent or any Monetization Revenues other than the following (“Permitted Liens”):

6.8.1.          Liens securing the Obligations,

6.8.2.          the Existing Encumbrances and other non-exclusive licenses that are entered into pursuant to the Company’s Monetization Activities and otherwise in compliance with this Agreement;

6.8.3.          Liens securing New Secured Indebtedness; and

6.8.4.          Tax and other statutory or involuntary Liens, in each case arising in the Ordinary Course of Business for amounts not yet due or that are being contested in good faith and, in the case of Liens in favor of attorneys or consultants, are not securing claims in excess of amounts that the Company is retaining under this Agreement (i.e., that the Company is not required to apply to the Note Obligations or the Revenue Stream).

6.9.          Management of Patents and Patent Licenses.

6.9.1.          Dispositions. The Company shall not make any Disposition of any Patents or of any equity interests in Owner other than (i) entering into settlement agreements or non-exclusive licensing arrangements with respect to the Patents in pursuit of the Monetization Activities, (ii) sales of the Company’s proprietary hardware and software products in the ordinary course of business provided, for the avoidance of doubt, that no such arrangements shall permit the use of any Patents other than as required for the sale of such products; (iii) the entry into exclusive license agreements or sales of Patents with the written consent of the Majority Purchasers, such consent not to be unreasonably withheld, conditioned or delayed; and (iv) the entry into contingency, revenue sharing or profit sharing arrangements with additional law firms, consultants or other professionals to the extent such arrangements are not inconsistent with the Purchasers’ rights in respect of the Monetization Revenues hereunder. For the avoidance of doubt, nothing in the foregoing shall be construed to prohibit Company from replacing or dividing existing agreements under substantially equivalent, or more favorable to the Company, financial and other terms than the Existing Encumbrances or such existing agreements. For the avoidance of doubt, proceeds of any Disposition of any Patents, or of any equity interest in Owner, shall constitute Monetization Revenues.

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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6.9.2.          Preservation of Patents. Except to the extent consented to by the Collateral Agent (such consent not to be unreasonably withheld, conditioned or delayed), (a) the Company shall, at its own expense, take all reasonable steps to pursue the registration and maintenance of each Patent and shall take all reasonably necessary steps to preserve and protect each Patent and (b) the Company shall not do or permit any act or knowingly omit to do any act whereby any of the Patents may lapse, be terminated, or become invalid or unenforceable or placed in the public domain. At its option, the Collateral Agent or the Majority Purchasers may, at the Company’s expense, take all reasonable steps to pursue the registration and maintenance of each Patent and take all reasonably necessary steps to preserve and protect each Patent and the Company hereby grants the Collateral Agent a power-of-attorney to take all steps in the Company’s name in furtherance of the foregoing; provided that the foregoing shall not be interpreted as excusing the Company from the performance of, or imposing any obligation on the Collateral Agent or the Majority Purchasers to cure or perform any obligation of the Company; provided further that the Collateral Agent shall give the Company prompt written notice following any action taken by the Collateral Agent under this Section 6.9.2, and shall endeavor to give the Company advance written notice where feasible.

6.9.3.          Entry into Agreements. Neither the Company nor any Affiliate of the Company shall enter into any contract or other agreement with respect to the Patents that contains confidentiality provisions prohibiting or otherwise restricting the Company or such Affiliate from disclosing the existence and content of such contract or other agreement to the Note Purchasers and their counsel; provided that, with respect to any contract that provides for at least $500,000 in payments to the Company, the Company shall not be precluded from entering into confidentiality provisions so long as it has first made commercially reasonable efforts to exclude or limit the scope of such provisions or, to the extent unable to exclude them, to permit disclosure to investors in the Company, including the Purchasers, that agree to maintain the confidentiality of such contracts.

6.10.         Minimum Liquidity. The Company shall maintain not less than One Million Dollars ($1,000,000) in unrestricted cash and Cash Equivalents (“Liquidity”) (not including amounts on deposit in the Cash Collateral Account except to the extent the Company is entitled to such amounts), and shall provide weekly certifications demonstrating the Company’s Liquidity.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

6.11.         Cash Collateral Account. The Company has established a depository account (the “Cash Collateral Account”) with an institution reasonably acceptable to the Collateral Agent, which Cash Collateral Account is subject to a control agreement between the Company, such institution and the Collateral Agent. The Company shall cause all Monetization Revenues to be deposited into such Cash Collateral Account, shall provide instructions to each payor of Monetization Revenues to directly deposit any Monetization Revenues into the Cash Collateral Account, and the Company hereby authorizes the Majority Purchasers to inform any payor of Monetization Revenues of the Company’s obligation to direct all Monetization Revenues to the Cash Collateral Account as required hereunder. On each deposit of Monetization Revenues to the Cash Collateral Account, the Company shall deliver an officer’s certificate in the form of Exhibit C to the Collateral Agent detailing the source and nature of such Monetization Revenues, the amount of any related Monetization Expenses (including specifying any Monetization Expenses that have been already deducted from such Monetization Revenues), and setting forth the Company’s calculation of the required application of the resulting Monetization Net Revenues. On a monthly basis on and after the Closing Date, but no later than the 15th day of each month, the Collateral Agent shall deliver to the Company a written statement (each a “Collateral Agent Statement”) with reasonable detail showing the amounts applied by the Collateral Agent in the Cash Collateral Account for the prior month to the payment of the Note or, after the payment in full of the Notes, the payments made to Revenue Participants, and payments to the Company in respect of the Monetization Revenues. The Cash Collateral Account shall be under the sole control of the Collateral Agent and the Company may not have withdrawal rights with respect to, or otherwise control of, the Cash Collateral Account; provided that the Collateral Agent shall make withdrawals from the Cash Collateral Account promptly following the deposit of any Monetization Revenues, and will apply such Monetization Net Revenues to amounts due hereunder in accordance with this Agreement, and will release amounts to pay any Monetization Expenses to appropriate third parties, along with any remaining excess Monetization Revenues to the Company within three (3) Business Days of delivery of the Collateral Agent Statement. The Company shall have access to account statements from the depositary bank concerning the Cash Collateral Account. ***.

6.12.         Further Assurances.

6.12.1.          Upon the reasonable request of the Majority Purchasers or the Collateral Agent, the Company shall (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments, subject to Section 3.1.7, as the Collateral Agent or Majority Purchasers may reasonably request from time to time in order to carry out the purposes of the Documents.

6.12.2.          Within ninety 90 days after the Closing Date, and at Owner’s expense, Owner shall cause to be filed in the applicable foreign filing offices any filings required to perfect Collateral Agent’s first priority lien in the Patents in Canada, China, France, Germany and the United Kingdom. For any other foreign jurisdiction, at the Purchasers’ expense, the Collateral Agent may cause any other filings required to perfect a first priority lien in the Patents in such other jurisdictions and Owner will take any actions reasonably requested by the Collateral Agent from time to time in order to carry out such filings.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

6.12.3.          By February 27, 2015, Parent agrees to take all necessary actions to contribute all of its interests in Owner to a newly created Delaware limited liability company and to enter into a limited liability company operating agreement for such newly formed limited liability company substantially in the form attached hereto as Exhibit I and to cause such entity to execute a joinder of the Documents.

6.12.4.          Within one hundred eighty (180) days after the Closing Date, and at Owner’s expense, Owner shall use reasonable best efforts to ***. If Owner is not able to ***, Owner will provide Collateral Agent with a written description of how Owner attempted to ***.

6.13.         Confidentiality. Subject to the Company’s routine compliance with the requirements of the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder, each party hereto will hold, and will cause its respective Affiliates and its and their respective directors, officers, employees, agents, members, investors, auditors, attorneys, financial advisors, other consultants and advisors and assignees to hold, in strict confidence, unless disclosure to a regulatory authority is necessary in connection with any necessary regulatory approval, examination or inspection or unless disclosure is required by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange, all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto (including information contained within a Specified License) furnished to it by or on behalf of such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party on a non-confidential basis or becomes available to such party on a non-confidential basis, (2) publicly available through no fault of such party (3) later lawfully acquired from other sources by such party or (4) disclosed to a prospective investor), and neither party hereto shall release or disclose such Information to any other person, except on a confidential basis to its officers, directors, employees, agents, members, investors, Affiliates, auditors, attorneys, financial advisors, other consultants and advisors and except in connection with any proposed assignment or participation of the rights of a Purchaser under this Agreement made in accordance with Section 9.10.2, provided such prospective assignee or participant has agreed to be bound by the confidentiality provisions consistent with those set forth herein.

6.14.         Obligations Under Patent Purchase Agreements.

(a)          Owner will pay all amounts due to Nokia Corporation under Section 4.1 of the Nokia PPA on or before thirty (30) days prior to the due date thereof (other than the payment due October 1, 2014 which shall be made within 2 Business Days of Closing), and shall provide the Purchasers with prompt written notice of Owner’s having made such payment (with supporting documentation, e.g. a receipt, cancelled check or wire confirmation) (a “Payment Confirmation”). If the Purchasers do not receive a Payment Confirmation by thirty (30) days’ prior to the applicable payment due date, the Purchasers shall have the option, at their sole discretion, to pay the amount due to Nokia Corporation on Owner’s behalf. For the avoidance of doubt, any failure by Owner to timely make such payment shall constitute an immediate Event of Default hereunder, unless and to the extent that the Purchasers elect (x) to fund such amounts and (y) to treat such funding as an advance under Section 2.8.2.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

(b)          Owner will timely pay all amounts due *** under Section 4.2 of the Panasonic PPA on or before thirty (30) days prior to the due date thereof, and shall provide the Purchasers with a Payment Confirmation with respect to such payment. If the Purchasers do not receive a Payment Confirmation by thirty (30) days’ prior to the applicable payment due date, the Purchasers the option, at their sole discretion, to pay the amount due to Panasonic Corporation on Owner’s behalf. For the avoidance of doubt, any failure by Owner to timely make such payment shall constitute an immediate Event of Default hereunder, unless and to the extent that the Purchasers elect (x) to fund such amounts and (y) to treat such funding as an advance under Section 2.8.2.

(c)          If the Purchasers fund any amounts under this Section 6.14, they shall have the option to either (x) treat any such funding as an additional purchase of Notes and participation in the Monetization Net Revenues pursuant to Section 2.8.2 or (y) treat such funding as a protective advance to protect their interests, in which event, such funding shall bear interest at a rate equal to the rate applicable to the Notes on an Event of Default and the failure of Owner to advance such funding shall constitute a continuing Event of Default unless and until such advance is repaid with interest. For the avoidance of doubt, pending such payment in full with interest, the Purchasers shall have a right of acceleration on account of such continuing Event of Default and following such acceleration, the Notes and the Revenue Stream shall be fully due and payable as specified in Article VII.

6.15.         Specified Licenses. The Company shall provide the Purchasers with copies of any notices delivered under or with respect to any Specified License, shall provide the Purchasers with prompt written notice of any default under any Specified License, shall not waive or amend any term of any Specified License or agree to any increase in the amount or acceleration of the payment of any Monetization Expenses in each case without the prior written consent of the Majority Purchasers, and shall timely pay all Monetization Expenses when and as due with respect to such Specified License.

ARTICLE VII
EVENTS OF DEFAULT

7.1.          Events of Default. Each of the following events is referred to as an “Event of Default”:

7.1.1.          Payment. The Company shall fail to make any payment due hereunder within 3 Business Days of when such payment is due and payable.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

7.1.2.          Other Covenants. The Company shall (x) fail to perform or observe any of the covenants or agreements contained in Section 6.2, Section 6.6, Section 6.10, 6.14 or 6.15 or (y) fail to perform or observe any of the covenants or agreements in Article VI or elsewhere in this Agreement or in any other Document (other than those covenants or agreements specified in clause (x) above) such failure continues for thirty days after the earlier of (i) written notice to the Company by the Collateral Agent or any Purchaser of such failure or (ii) knowledge of the Company of such failure; provided, that no such cure period shall apply to breaches of any of Sections 6.7 through Section 6.9 or to Section 6.11 that either are intentional by the Company or where, in the reasonable judgment of the Majority Purchasers, a material delay in the exercise of remedies or the taking of curative action is reasonably likely to result in material harm to the value of the Patents or the success of the monetization efforts.

7.1.3.          Representations and Warranties.

7.1.3.1.          Any representation or warranty of or with respect to the Company made in this Agreement (other than under Section 4.5) or pursuant to or in connection with any Document, or in any financial statement, report, notice, mortgage, assignment or certificate delivered by the Company so representing to the other parties hereto in connection herewith or therewith, shall be false in any material respect on the date as of which it was made.

7.1.4.          Cross Default. Prior to the Maturity Date, any event of default, after giving effect to any applicable grace or cure period, with respect to any Indebtedness in excess of $500,000 of the Company that is on account of a default in any payment under such Indebtedness shall occur and be continuing if such event of default continues for thirty days after the earlier of (i) written notice to the Company by the Collateral Agent or any Purchaser of such failure or (ii) knowledge of the Company of such event of default.

7.1.5.          Liquidation; etc. The Company shall initiate any action to dissolve, liquidate or otherwise terminate its existence.

7.1.6.          Change of Control. A Change of Control shall have occurred.

7.1.7.          Judgments. A final judgment (a) which, with other outstanding final judgments against the Company, exceeds an aggregate of $500,000 shall be rendered against the Company or (b) which grants injunctive relief that results, or creates a material risk of resulting, in a Material Adverse Effect and in either case if (i) within 30 days after entry thereof (or such longer period permitted under the terms of such judgment), such judgment shall not have been discharged or execution thereof stayed pending appeal or (ii) within 30 days after the expiration of any such stay, such judgment shall not have been discharged.

7.1.8.          Bankruptcy, etc. The Company shall:

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

7.1.8.1.          commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

7.1.8.2.          (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 60 days after the date on which such petition is filed or (ii) file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

7.1.8.3.          seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

7.1.8.4.          have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

7.1.8.5.          make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

7.1.9.          Collateral. Any material provision of any Document shall for any reason cease to be valid and binding on or enforceable against the Company or the Company shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason (other than the failure of the Collateral Agent or the Note Purchasers to take any action within its control) cease to be a perfected and first priority security interest subject only to Permitted Liens and such failure shall continue for thirty days after the earlier of (i) written notice to the Company by the Collateral Agent or any Purchaser of such failure or (ii) knowledge of the Company of such failure.

7.1.10.         ***.

7.2.          Remedies Following an Event of Default. If any one or more Events of Default shall occur and be continuing, then in each and every such case:

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

7.2.1.          Specific Performance; Exercise of Rights. The Majority Purchasers (or the Collateral Agent, acting at the direction of the Majority Purchasers) may proceed to protect and enforce such party’s rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in any Document, or in aid of the exercise of any power granted in any Document, including directing the Company to take any action requested by the Majority Purchasers (or the Collateral Agent, acting at the direction of the Majority Purchasers) in any Monetization Activity regarding the Patents;

7.2.2.          Acceleration. The Majority Note Purchaser may, by notice in writing to the Company, declare the remaining unpaid amount of the then-outstanding Notes, together with accrued and unpaid interest thereon, to be immediately due and payable; provided that if a Bankruptcy Event of Default pursuant to Section 7.1.8 shall have occurred, such amounts shall automatically become immediately due and payable; and provided, that in such event, the Company shall immediately and unconditionally be obligated to pay, as liquidated damages with respect to the Revenue Stream, the maximum amount of the Revenue Stream in full, in cash, i.e., the Company shall pay to the Revenue Participants in respect of the Revenue Stream an amount equal to 14x the Revenue Stream Basis to the extent that the payments on the Revenue Stream total such amount prior to the Maturity Date and 17x the Revenue Stream Basis if such amounts have not been fully paid prior to the Maturity Date, in each case, less any amounts previously applied to the Revenue Stream. In the event that any additional advances are made pursuant to Section 2.8, such amounts shall be adjusted upward proportionately.

7.2.3.          Standstill. Upon notice in writing from the Majority Purchasers, the Company shall not enter into any new pledges, assignments, licenses, springing licenses, options, non-assertion agreements, earn-outs, monetization agreements, profit and revenue sharing arrangements, derivative interests, fee and recovery splitting agreements, registered user agreements, shop rights and covenants by the Company not to sue third persons with respect to any of the Patents; and

7.2.4.          Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, each party’s rights hereunder and under the other Documents shall be cumulative;

provided that, effective upon the Majority Purchasers (or the Collateral Agent, acting at the direction of the Majority Purchasers) enforcing any such rights or remedies under this Agreement or any other Document, or under applicable law, the Purchasers and the Collateral Agent shall (1) grant, and do hereby grant, to the Company a perpetual non-exclusive, royalty-free, world-wide license (with the right to sublicense to third parties under the Existing Encumbrances and the sale of proprietary products and any other licenses entered into in compliance with this Agreement) to the Patents, which license shall be non-revocable by any third party transferee or any other person or entity that acquires rights in the Patents (by foreclosure or otherwise) at any time following such exercise of rights or remedies, and (2) require as a condition to the effectiveness of any such transfer or assignment (by foreclosure or otherwise) of the Patents or rights in the Patents, that the applicable transferee or assignee acknowledge and agree to the non-revocable grant to the Company of the perpetual license of the type described in the immediately preceding clause (1), which acknowledgement and agreement by such transferee or assignee shall be made in a writing, signed by a duly authorized officer of such transferee or assignee, made to and for the express benefit of the Company, and the original of which shall be delivered by the Purchasers or the Collateral Agent to the Company promptly following any such transfer or assignment.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

7.3.          Annulment of Defaults. Once an Event of Default has occurred, such Event of Default shall be deemed to exist and be continuing for all purposes of this Agreement until the earlier of (x) Majority Purchasers shall have waived such Event of Default in writing, (y) the Company shall have cured such Event of Default to the Majority Purchasers’ reasonable satisfaction or the Company or such Event of Default otherwise ceases to exist, or (z) the Collateral Agent and the Purchasers or Majority Purchasers (as required by Section 9.4.1) have entered into an amendment to this Agreement which by its express terms cures such Event of Default, at which time such Event of Default shall no longer be deemed to exist or to have continued. No such action by the parties hereto shall prevent the occurrence of, or effect a waiver with respect to, any subsequent Event of Default or impair any rights of the parties hereto upon the occurrence thereof.

7.4.          Waivers. To the extent that such waiver is not prohibited by the provisions of applicable law that cannot be waived, the Company waives:

7.4.1.          all presentments, demands for performance, notices of nonperformance (except to the extent required by this Agreement), protests, notices of protest and notices of dishonor;

7.4.2.          any requirement of diligence or promptness on the part of the Purchasers in the enforcement of its rights under this Agreement;

7.4.3.          any and all notices of every kind and description which may be required to be given by any statute or rule of law; and

7.4.4.          any defense (other than indefeasible payment in full) which it may now or hereafter have with respect to its liability under this Agreement or with respect to the Obligations.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

ARTICLE VIII
COLLATERAL AGENT

8.1.          Appointment of Collateral Agent. Each of the Purchasers hereby appoints DBD Credit Funding LLC as Collateral Agent to act for them as collateral agent, to hold any pledged collateral and any other collateral perfected by perfection or control for the benefit of the Purchasers; provided that the rights of the Note Purchasers to direct the Collateral Agent and to receive proceeds of Collateral shall be prior to, and controlling of, any rights of the Revenue Participants. Without limiting the foregoing, the Collateral Agent shall take direction from the Majority Purchasers and shall distribute any proceeds of Collateral (net of its own expenses) to the Note Purchasers to apply to the payment of the Notes prior to distributing any proceeds to the Revenue Participants.

8.2.          Collateral. The Collateral Agent shall act at the instruction of the Majority Purchasers with respect to providing any vote, consent or taking other action with respect to the Collateral.

8.3.          Collateral Agent’s Resignation. The Collateral Agent may resign at any time by giving at least 30 days’ prior written notice of its intention to do so to each of the other parties hereto and upon the appointment by the Majority Purchasers of a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment within 45 days after the retiring Collateral Agent’s giving of such notice of resignation, then the retiring Collateral Agent may appoint a successor Collateral Agent, with the consent of the Majority Purchasers, and if no such appointment is made within such period, subject to any exercise of rights by the Majority Purchasers pursuant to Section 8.4.8, the Majority Purchasers shall be the Collateral Agent until another successor Collateral Agent is appointed by the Majority Purchasers. Upon the appointment of a new Collateral Agent hereunder, the term “Collateral Agent” shall for all purposes of this Agreement thereafter mean such successor. After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, or the removal hereunder of any successor Collateral Agent, the provisions of this Agreement shall continue to inure to the benefit of such retiring or removed Collateral Agent as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

8.4.          Concerning the Collateral Agent.

8.4.1.          Standard of Conduct, etc. The Collateral Agent and its officers, directors, employees and agents shall be under no liability to any of the Purchasers or to any future holder of any interest in the Obligations for any action or failure to act taken or suffered in the absence of gross negligence and willful misconduct, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in the absence of gross negligence and willful misconduct.

8.4.2.          No Implied Duties, etc. The Collateral Agent shall have and may exercise such powers as are specifically delegated to the Collateral Agent under this Agreement together with all other powers incidental thereto. The Collateral Agent shall have no implied duties to any Person or any obligation to take any action under this Agreement except for action specifically provided for in this Agreement to be taken by the Collateral Agent.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

8.4.3.          Validity, etc. The Collateral Agent shall not be responsible to any other party or any future holder of any interest in the Obligations (a) for the legality, validity, enforceability or effectiveness of any Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with any Document, (c) for the existence or value of any assets included in any security for the Obligations, (d) for the effectiveness of any Lien purported to be included in the security for the Obligations, or (e) for the perfection of the security interests for the Obligations.

8.4.4.          Compliance. The Collateral Agent shall not be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Document.

8.4.5.          Employment of Agents and Counsel. The Collateral Agent may execute any of its duties as Collateral Agent under this Agreement or the other Documents by or through employees, agents and attorneys-in-fact and shall not be responsible to any of the parties hereto for the default or misconduct of any such employees, agents or attorneys-in-fact selected by the Collateral Agent acting in the absence of gross negligence and willful misconduct. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder.

8.4.6.          Reliance on Documents and Counsel. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, or writing reasonably believed in good faith by the Collateral Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, with respect to legal matters, upon an opinion or the advice of counsel selected by the Collateral Agent.

8.4.7.          Collateral Agent’s Reimbursement. The Purchasers agree to indemnify the Collateral Agent for any losses arising from its appointment as the Collateral Agent or from the performance of its duties hereunder and to reimburse the Collateral Agent for any reasonable expenses; provided, however, that the Collateral Agent shall not be indemnified or reimbursed for liabilities or expenses to the extent resulting from its own gross negligence or willful misconduct.

8.4.8.          Assumption of Collateral Agent’s Rights. Notwithstanding anything herein to the contrary, if at any time no Person constitutes the Collateral Agent hereunder or the Collateral Agent fails to act upon written directions from the parties hereto, the Majority Purchasers shall be entitled to exercise any power, right or privilege granted to the Collateral Agent and in so acting the Majority Purchasers shall have the same rights, privileges, indemnities and protections provided to the Collateral Agent hereunder.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

ARTICLE IX
GENERAL PROVISIONS

9.1.          Expenses. The Company agrees to promptly pay in full (i) all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of Ropes & Gray, LLP and Perkins Coie LLP, the Purchasers’ external counsel and of any local counsel in any relevant jurisdiction; provided that the Company shall be entitled to an invoice that sets forth the professionals performing services and the number of hours expended) incurred, by the Collateral Agent or the Purchasers in connection with the preparation, negotiation, execution and delivery of the proposal letter, this Agreement and the Documents, and any amendments to any Document, including the Purchasers’ due diligence and credit approval process in connection with the financing and the consummation of the transactions contemplated by this Agreement, including matters to be effected post closing in accordance with Section 6.11 and 6.12 and including the fees and expenses related to the issuance of any Notes, (ii) all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Purchasers or the Collateral Agent pursuant to Section 6.9.2 or otherwise expressly payable by the Company under this Agreement, (iii) following an Event of Default, all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Collateral Agent or the Purchasers in enforcing any obligations hereunder or under any other Document on account of such Default or in collecting any payments due hereunder, including broker’s fees and other third party professional fees and expenses and (iv) all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of external counsel and any local counsel in any relevant jurisdiction) incurred by the Collateral Agent or the Purchasers in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a workout, or any insolvency or bankruptcy proceedings or in connection with any amendment, forbearance, waiver or consent provided under this Agreement or any other Document. Any such costs and expenses invoiced on or prior to the Closing Date shall be paid on such Closing Date. Any other costs and expenses shall be paid within thirty (30) days of the submission of an invoice to the Company therefor, provided that the Collateral Agent’s application of the proceeds of the Monetization Revenues towards such expenses pursuant to Section 6.11 shall be deemed to be timely payment thereof if the Collateral Agent receives sufficient Monetization Revenues within such 30 day period that are not otherwise required to be applied to amounts due hereunder. Any amounts not timely paid shall bear interest, payable in cash, at a rate of 10% per annum compounding quarterly. The provisions of this Section 9.1 shall survive the repayment in full of the Notes and the termination of this Agreement. The Purchasers acknowledge receipt from the Company prior to the Closing Date of the sum of $45,000 against the expenses referred to in Section 9.1 and of the payment of expenses that were due on the Closing Date in connection with the initial issuance of Notes.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

9.2.          Indemnity. In addition to the payment of expenses pursuant to Section 9.1, whether or not the transactions contemplated hereby shall be consummated, the Company (as “Indemnitor”) agrees to indemnify, pay and hold the Collateral Agent and the Purchasers, and the officers, directors, partners, managers, members, employees, agents, and Affiliates of the Collateral Agent and the Purchasers (collectively, the “Indemnitees”) harmless from and against any and all other liabilities, costs, expenses, obligations, losses (other than lost profit), damages, penalties, actions, judgments, suits, claims and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of one counsel for such Indemnitees) in connection with any investigative, administrative or judicial proceeding commenced or threatened (excluding claims among Indemnitees) by any person who is not a Purchaser or an Affiliate thereof or the Collateral Agent or an Affiliate thereof, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement and the Notes (the “Indemnified Liabilities”); provided that the Indemnitor shall not have any obligation to an Indemnitee hereunder with respect to an Indemnified Liability to the extent that such Indemnified Liability arises from the gross negligence or willful misconduct of that Indemnitee or any of its officers, directors, partners, managers, members, employees, agents and/or Affiliates. Each Indemnitee shall give the Indemnitor prompt written notice of any claim that might give rise to Indemnified Liabilities setting forth a description of those elements of such claim of which such Indemnitee has knowledge; provided that any failure to give such timely notice shall not affect the obligations of the Indemnitor except if and to the extent that any such failure to provide notice is both grossly negligent and results in material prejudice to the defense of such Indemnified Liability. The Indemnitor shall have the right at any time during which such claim is pending to select counsel to defend and control the defense thereof and settle any claims for which it is responsible for indemnification hereunder (provided that the Indemnitor will not settle any such claim without (i) the appropriate Indemnitee’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed or (ii) obtaining an unconditional release of the appropriate Indemnitee from all claims arising out of or in any way relating to the circumstances involving such claim and without any admission as to culpability or fault of such Indemnitee) so long as in any such event, the Indemnitor shall have stated in a writing delivered to the Indemnitee that, as between the Indemnitor and the Indemnitee, the Indemnitor is responsible to the Indemnitee with respect to such claim to the extent and subject to the limitations set forth herein; provided that the Indemnitor shall not be entitled to control the defense of any claim in the event that in the reasonable opinion of counsel for the Indemnitee, there are one or more material defenses available to the Indemnitee which are not available to the Indemnitor, in which case, the Indemnitor shall also pay the reasonable fees and expenses of one separate counsel (plus a local counsel if applicable) for all Indemnitees; provided further, that with respect to any claim as to which the Indemnitee is controlling the defense, the Indemnitor will not be liable to any Indemnitee for any settlement of any claim pursuant to this Section 9.2 that is effected without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 9.2 may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. Notwithstanding anything to the contrary in this Agreement, no party shall be liable to the other party or any third party for any indirect, incidental, exemplary, special, punitive or consequential damages (including with respect to lost revenue, lost profits or savings or business interruption) of any kind or nature whatsoever suffered by the other party or any third party howsoever caused and regardless of the form or cause of action, even if such damages are foreseeable or such party has been advised of the possibility of such damages. The provisions of this Section 9.2 shall survive the repayment in full of the Notes and the termination of this Agreement.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

9.3.          Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and delivered via facsimile, email (in each case of a notice or demand, followed promptly by delivery from a nationally recognized overnight courier) or a nationally recognized overnight courier. Such notices, demands and other communications will be delivered or sent to the address indicated on Schedule 9.3 or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party. Any such communication shall be deemed to have been received when actually delivered or refused.

9.4.          Amendments, Consents, Waivers, etc.

9.4.1.          Amendments. No amendment, modification, termination or waiver of any provision of this Agreement shall in any event be effective without the written consent of each of the Company, the Collateral Agent and the Majority Purchasers (and, for the avoidance of doubt, consent of the Company, the Collateral Agent and the Majority Purchasers shall be sufficient for any amendment not expressly listed below); provided that the consent of each affected Purchaser shall be required for any amendment that (i) waives or reduces any amounts owed to it under this Agreement or extends the date for any scheduled payment of principal, interest or fees hereunder, (ii) releases the Company from its obligations to pay principal, interest, fees and the Revenue Stream hereunder or (iii) releases all or substantially all of the Collateral, except in connection with any Disposition of Patents to the extent permitted under Section 6.9.1. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Company in any case shall entitle the Company to any further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.4.1 shall be binding upon the holders of the Obligations at the time outstanding and each future holder thereof.

9.4.2.          Course of Dealing; No Implied Waivers. No course of dealing between the Purchasers and the Company shall operate as a waiver of any Purchaser’s rights under this Agreement or with respect to the Obligations. In particular, no delay or omission on the part of any Purchaser in exercising any right under this Agreement or with respect to the Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

9.5.          No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement with counsel sophisticated in financing transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

9.6.          Certain Acknowledgments. Each of the Company and each of the Purchasers acknowledges that:

9.6.1.          it has been advised by counsel in the negotiation, execution and delivery of this Agreement; and

9.6.2.          no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Company and the Purchasers.

9.7.          Venue; Service of Process; Certain Waivers. The Company and each Purchaser:

9.7.1.          irrevocably submit to the exclusive jurisdiction of any New York state court or federal court sitting in New York, New York, and any court having jurisdiction over appeals of matters heard in such courts, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or thereof;

9.7.2.          waive to the extent not prohibited by applicable law that cannot be waived, and agree not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that they are not subject personally to the jurisdiction of such court, that their property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court;

9.7.3.          consent to service of process in any such proceeding in any manner at the time permitted under the applicable laws of the State of New York and agree that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 9.3 is reasonably calculated to give actual notice; and

9.7.4.          waive to the extent not prohibited by applicable law that cannot be waived any right to claim or recover in any such proceeding any special, exemplary, punitive or consequential damages.

9.8.          WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF COMPANY AND EACH PURCHASER WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONDUCT OF THE PARTIES HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. The Company acknowledges that it has been informed by the Purchasers that the foregoing sentence constitutes a material inducement upon which the Purchasers have relied and will rely in entering into this Agreement. Any of the Company or Purchasers may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Company and Purchasers to the waiver of their rights to trial by jury.

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

9.9.          Interpretation; Governing Law; etc. All covenants, agreements, representations and warranties made in this Agreement or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Purchaser, notwithstanding any investigation made by such Purchaser, and shall survive the execution and delivery to the Purchasers hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and the Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. This Agreement, and any issue, claim or proceeding arising out of or relating to this Agreement or the Documents or the conduct of the parties hereto, whether now existing or hereafter arising and whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of New York.

9.10.         Successors and Assigns

9.10.1.          The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by Sections 9.10.2 and 9.10.3.

9.10.2.          The Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Majority Purchasers other than by operation of law. Subject to Section 9.10.4 below, and compliance with any applicable securities laws (as reasonably determined by such Purchaser), any Note Purchaser may sell, assign, participate or transfer all or any portion of its Notes and related rights under this Agreement to an Eligible Assignee (as defined below) with the written consent of the Company (not to be unreasonably withheld, delayed or conditioned); provided that (x) the consent of the Company shall not be required (a) in the case of any sale, assignment, participation or transfer to any Person that is not a direct competitor of the Company (as reasonably determined by the Majority Purchasers with notice to the Company), (b) in the case of any sale, assignment, participation or transfer to any Affiliate of a Purchaser that is an Eligible Assignee and (c) if an Event of Default has occurred and is continuing; (y) such Note Purchaser and the assignee of such Note Purchaser shall have delivered an executed Assignment and Acceptance Agreement substantially in the form attached hereto as Exhibit D-1 to the Company and each other Purchaser; and (z) other than during an Event of Default, no Note Purchaser may sell, assign, participate or transfer all or any part of their rights under this Agreement without the prior written consent of the Company if, as a result of such sale, assignment, participation or transfer, the resulting Note Purchasers constituting the Majority Note Purchasers would at any time be greater in number than one Note Purchaser except that all Affiliates of the original Note Purchaser shall be treated as if they were one entity for purposes of this clause (z) and there is a single point of contact representing the original Note Purchaser and all such Affiliates for purposes of this Agreement. In the case of any sale, assignment, transfer or negotiation of all or part of the rights of a Note Purchaser under this Agreement that is authorized under this Section 9.10.2, the assignee, transferee or recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Note Purchaser hereunder (and shall be considered to be a substitute for the prior Note Purchaser for all purposes and definitions hereunder). The Note Purchasers agree to provide to the Company prompt written notice of any sales, assignments or transfers permitted hereunder, including the name and address of the transferee(s). “Eligible Assignee” means any commercial bank, insurance company, finance company, financial institution, fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act (subject to such consents, if any, as may be required above under this Section 9.10.2)).

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

9.10.3.          The Company shall maintain at its principal office, or the principal office of its counsel, a register (the “Register”) in which the Company shall keep a record of the Notes made by each Purchaser, payments to each Purchaser and any transfer of the rights of an Purchaser; provided that the Company shall have no obligation to update the register to reflect any sales, assignments or transfers made by the Purchasers in the event that the Purchasers fail to give the Company written notice as required under Section 9.10.2. The requirement that the ownership and transfer of the rights of the Purchasers under this Agreement shall be reflected in the Register is intended to ensure that the Notes qualify as an obligation issued in “registered form” as that term is used in Sections 163(f), 871(h), and 881(c) of the Code and shall be interpreted accordingly and, notwithstanding anything to the contrary in this Agreement.

9.10.4.          Any Revenue Participant may sell, assign, participate or transfer all or any part of their rights to the Revenue Stream to an Eligible Assignee with the written consent of the Company (not to be unreasonably withheld, delayed or conditioned); provided that (x) the consent of the Company shall not be required (a) in the case of any sale, assignment, participation or transfer to any person that is not a direct competitor of the Company (as reasonably determined by the Majority Revenue Participant with notice to the Company), (b) in the case of any sale, assignment, participation or transfer to any Affiliate of a Revenue Participant that is an Eligible Assignee and (c) if an Event of Default has occurred and is continuing; (y) such Revenue Participant and the assignee of such Revenue Participant shall have delivered an executed Assignment and Acceptance Agreement substantially in the form attached hereto as Exhibit D-2 to the Company and each other Purchaser; and (z) other than during an Event of Default, no Revenue Participant may sell, assign, participate or transfer all or any part of their rights in the Revenue Stream without the prior written consent of the Company if, as a result of such sale, assignment, participation or transfer, the resulting Revenue Participants constituting the Majority Revenue Participants would at any time be greater in number than one Revenue Participant except that all Affiliates of the original Revenue Participant shall be treated as if they were one entity for purposes of this clause (z) and there is a single point of contact representing the original Revenue Participant and all such Affiliates for purposes of this Agreement. In the case of any sale, assignment, transfer or negotiation of all or part of the rights of a Revenue Participant to the Revenue Stream that is authorized under this Section 9.10.4, the assignee, transferee or recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Revenue Participant hereunder (and shall be considered to substitute for the prior Revenue Participant for all purposes and definitions of this Agreement). The Revenue Participants agree to provide to the Company prompt written notice of any sales, assignments or transfers permitted hereunder, including the name and address of the transferee(s).

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

9.11.         Tax Treatment.

9.11.1.          The Company and each Revenue Participant intend that, solely for federal, state and local income tax purposes and for no other purpose, the relationship between the Revenue Participants and the Company that is created by this Agreement with respect to the Revenue Stream shall be treated as creating a partnership with respect to the Revenue Stream (the “Tax Partnership”), with the Revenue Participants and the Company being treated as partners of such partnership; it being understood for avoidance of doubt that the relationship between the Company and the Note Purchasers by this Agreement with respect to the Notes shall be a debtor-creditor relationship for all purposes, including for all federal, state and local income tax purposes.

9.11.2.          The Company and each Revenue Participant hereby agree that for purposes of determining the Company’s and each Revenue Participant’s distributive share of income, gain, loss and deduction of the Tax Partnership:

9.11.2.1.          The Tax Partnership shall maintain capital accounts for each of the Company and the Revenue Participants consistent with the rules of Treasury Regulations Section 1.704-1(b); it being understood that under no circumstances shall any such rule override the economic relationship between the parties as to their respective shares of the Monetization Revenues set forth in this Agreement;

9.11.2.2.          The Revenue Participants will be deemed to have purchased from the Company certain rights to exploit the Patents for *** and to have contributed such rights to the Tax Partnership. The Company shall be deemed to have contributed to the Tax Partnership certain rights to exploit the Patents having a value of ***. The rights to exploit the Patents deemed contributed by the Revenue Participants and the Company to the Tax Partnership and described in this Section 9.11.2.2 are collectively referred to herein as the “Patent Rights”;

9.11.2.3.          The Tax Partnership shall allocate items of income, gain, loss and deduction to the Company and the Revenue Participants in a manner that causes the capital accounts of the parties to be equal to the amounts payable pursuant to this agreement if the Tax Partnership sold the Patent Rights and any other non-cash assets for an amount equal to the book value of the Patent Rights and any other non-cash assets (as determined pursuant to Treasury Regulations Section 1.704-1(b)) and distributed the proceeds and any other cash pursuant to this Agreement;

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

9.11.3.          The Company and each Revenue Participant shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with any treatment described in this Section 9.11.  The Company shall be the tax matters partner of the Tax Partnership.

9.11.4.          The Company and each of the Revenue Participants will cooperate to provide each other with any information reasonably requested by any of them in connection with the preparation or filing of any return, declaration, report, election, information return or other statement or form filed or required to be filed with any governmental authority relating to Taxes (a “Tax Return”) for any of them or for or relating to the partnership described in the first sentence of this Section 9.11. The Company shall be responsible for preparing and filing any Tax Return for or relating to such partnership, and the out-of-pocket costs incurred in connection with the preparation and filing of any Tax Return for or relating to the Tax Partnership shall be treated as an expense of the Tax Partnership.

9.11.5.          For the avoidance of doubt, no fiduciary relationship is intended to be created by this Agreement between the Company and any Revenue Participant.

(The remainder of this page intentionally has been left blank.)

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

Revenue Participant:

CF DB EZ LLC

/s/ Jason Meyer
By: Jason Meyer
Title: Authorized Signatory

Note Purchaser:

DBD Credit Funding LLC

/s/ Jason Meyer
By: Jason Meyer
Title: Authorized Signatory

Warrant Purchaser:

CF DB EZ LLC

/s/ Jason Meyer
By: Jason Meyer
Title: Authorized Signatory

Collateral Agent:

DBD Credit Funding LLC

/s/ Jason Meyer
By: Jason Meyer
Title: Authorized Signatory

[Signature Page to Inventergy Revenue Sharing and Note Purchase Agreement]

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Company:

INVENTERGY GLOBAL, INC

/s/ Joseph W. Beyers
By: Joseph W. Beyers
Title: Chairman and Chief Executive Officer

INVENTERGY, INC

/s/ Joseph W. Beyers
By: Joseph W. Beyers
Title: Chairman and Chief Executive Officer

[Signature Page to Inventergy Revenue Sharing and Note Purchase Agreement]

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

APPENDIX I

DEFINITIONS

“Affiliate” means with respect to any specified Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person, and shall include (a) any employee, officer, director or general partner of such specified Person (including entities directly controlled by such persons), (b) any other Person of which such specified Person or any Affiliate (as defined in clause (a) above) of such specified Person shall, directly or indirectly, beneficially own either (i) at least 10% of the outstanding equity securities having the general power to vote or (ii) at least 10% of all equity interests, (c) any other Person directly or indirectly controlling such specified Person through a management agreement, voting agreement or other contract and (d) with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor; provided that neither the Collateral Agent or any Purchaser (or any Affiliate thereof) shall be deemed an Affiliate of the Company on account of the amounts owed to it under the Agreement or the relationship created thereby.

“Applicable Percentage” means:

(a)          until such time as the Revenue Participants have received 9x of the Revenue Stream Basis with respect to the Revenue Stream, 46%;

(b)          thereafter, until such time as the Revenue Participants have received 13.5x of the Revenue Stream Basis with respect to the Revenue Stream, 31%; and

(c)          thereafter, 6%, unless or until the Revenue Stream has been fully satisfied.

Upon any acceleration of the Notes and Revenue Stream, the Applicable Percentage shall be 100% after the Notes have been repaid and until the Revenue Stream has been fully satisfied; provided that at all times the Applicable Percentage of Monetization Net Revenues with respect to the Specified Licenses shall be 100%, subject to prior payment of the Note Obligations.

***.

“Authorized Officer” means, with respect to any Person, the chief executive officer, chief restructuring officer, chief financial officer, president, treasurer, comptroller or executive vice president of such Person.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Default” means an Event of Default referred to in Section 7.1.8.

A-1

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests.

“Capitalized Lease” means any lease which is required to be capitalized on the balance sheet of the lessee in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

“Capitalized Lease Obligations” means the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

“Cash Equivalents” means cash on deposit at a bank; certificates of deposit, money market mutual funds or U.S. Treasury bills with a remaining maturity of 90 days or less.

“Certificate of Designation” means that certain Certificate of Designation of the Series A Preferred Stock of Inventergy, Inc., dated as of the date hereof.

“Change of Control” means, unless waived by the Majority Purchasers, (x) any Person or “group” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such Person and its subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 of the Securities Exchange Act of 1934), directly or indirectly, of equity interests representing more than forty percent (40%) of the aggregate ordinary voting power represented by the issued and outstanding equity interests of Parent (whether by merger, consolidation, sale or other transfer) or (y) Parent ceases to own, directly or through another wholly-owned subsidiary that has executed a joinder hereof, all of the equity interests in Owner, other than interests held by the Collateral Agent or Majority Purchasers.

“Closing Date” means October 1, 2014.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning set forth in the Security Agreement.

“Collateral Documents” means the Security Agreement, the Patent Security Agreement, the deposit account control agreement referred to in Section 6.11, any financing statement (or amendment thereto) naming the Company as debtor and the Collateral Agent as secured party, and all other instruments, documents, agreements and certificates delivered by the Company to the Purchasers or the Collateral Agent pursuant to these agreements.

A-2

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

“Contractual Obligations” means, as to any Person, any provision of any security (whether in the nature of Capital Stock or otherwise) issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement (other than a Document) to which such Person is a party or by which it or any of its Property is bound or to which any of its Property is subject.

“Default” means any Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default.

“Disposition” means the sale, transfer, license, profit and revenue sharing arrangements, derivative interests, lease or other disposition (including any sale or issuance of equity interests in the Owner except to Parent or to an intermediate entity between Owner and Parent that has executed a joinder of the Documents, and also excluding any sale or issuance of equity interests in the Parent) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, whether in a single transaction or a series of related transactions. “Dispose” shall have the correlative meaning.

“Documents” means this Agreement, the First Amendment (as reflected in this Amended and Restated Revenue Sharing and Note Purchase Agreement as set forth herein), the Guaranty, Collateral Documents, the Subscription Agreement, the Warrants, the Notes, the Voting Agreement, the Proxy, the Certificate of Designation and all other instruments, documents, agreements and certificates delivered by the Company to the Purchasers or the Collateral Agent pursuant to this Agreement.

“Existing Encumbrances” means the Material Agreements and any licenses or other rights that have been granted or may be granted as set forth in the Nokia PPA, Panasonic PPA and Huawei PRAA.

“Existing Notes” means the existing indebtedness of the Company pursuant to those Amended and Restated Senior Secured Convertible Notes due October 15, 2018 and Senior Secured Convertible Notes due October 15, 2018, in the aggregate principal amount of $8,000,000.

“First Amendment” means the First Amendment to the Revenue Sharing and Note Purchase Agreement, dated as of February 25, 2015, effective as of February 25, 2015, among the Company, the Collateral Agent and the Purchasers.

“First Amendment Effective Date” means that date after February 25, 2015 when the initial New Notes, the Warrants and the associated increase in the Revenue Stream are issued.

“GAAP” means generally accepted accounting principles as from time to time in effect, including the statements and interpretations of the United States Financial Accounting Standards Board.

“Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof, any agency, authority or instrumentality thereof and any entity or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including any central bank, stock exchange, regulatory body, arbitrator, public sector entity, supra-national entity (including the European Union and the European Central Bank) and any self-regulatory organization (including the National Association of Insurance Commissioners).

A-3

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

“Guarantee” means, with respect to any specified Person:

(a)          any guarantee by such Person of the payment or performance of, or any contingent obligation by such Person in respect of, any Indebtedness or other obligation of any primary obligor;

(b)          any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of such Person, including any binding “comfort letter” or “keep well agreement” written by such Person, to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor;

(c)          any liability of such Person, as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

(d)          any liability of such Person as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture;

(e)          any liability of such Person with respect to the tax liability of others as a member of a group (other than a group consisting solely of such Person and its Subsidiaries) that is consolidated for tax purposes; and

(f)          reimbursement obligations, whether contingent or matured, of such Person with respect to letters of credit, bankers acceptances, surety bonds and other financial guarantees;

in each case whether or not any of the foregoing are reflected on the balance sheet of such Person or in a footnote thereto; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the Ordinary Course of Business.

“Indebtedness” means all obligations, contingent or otherwise, which in accordance with GAAP are required to be classified as indebtedness upon a balance sheet of the Company, but in any event including (without duplication):

(a)          indebtedness for borrowed money;

(b)          indebtedness evidenced by notes, debentures or similar instruments;

(c)          Capitalized Lease Obligations and Synthetic Lease Obligations;

A-4

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(d)          the deferred purchase price of assets, services or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable on customary terms in the Ordinary Course of Business), and any long-term contractual obligations for the payment of money, but not including contingent fees payable to counsel, consultants or other professional service providers;

(e)          mandatory redemption, repurchase or dividend rights on Capital Stock (or other equity), including provisions that require the exchange of such Capital Stock (or other equity) for Indebtedness from the issuer;

(f)          reimbursement obligations, whether contingent or matured, with respect to letters of credit, bankers acceptances, surety bonds and other financial guarantees (without duplication of other Indebtedness supported or guaranteed thereby);

(g)          unfunded pension liabilities;

(h)          liabilities secured by any Lien (other than Liens securing the Obligations) existing on property owned or acquired by the Company, whether or not the liability secured thereby shall have been assumed; and

(i)          all Guarantees in respect of Indebtedness of others and reimbursement obligations, whether contingent or matured, under letters of credit or other financial guarantees by third parties (or become contractually committed to do so).

“Initial Specified License” means the licensing arrangement reflected on the Specified License Certification delivered in connection with the First Amendment Effective Date and the issuance of the New Note, the Warrant and interests in the Revenue Stream on such date.

“Legal Requirement” means, with respect to any specified Person, any present (at the time of relevant determination) requirement imposed upon such Person and its Subsidiaries by any law, statute, rule, regulation, directive, order, decree or guideline (or any interpretation thereof by courts or of administrative bodies) of the United States of America or any state or political subdivision thereof, governmental or administrative agency, central bank or monetary authority of the United States of America, any jurisdiction where the such Person or any of its Subsidiaries owns property or conducts its business, or any political subdivision of any of the foregoing.

“LIBOR” means the greater of (x) 1.00% per annum or (y) the London interbank offered rate administered by the British Bankers Association (or any other Person that takes over the administration of such rate for Dollars) for a twelve (12) month period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Majority Note Purchaser from time to time in its reasonable discretion (the “Eurodollar Screen Rate”), such to be annually established as of each January 2.

“Lien” means with respect to any specified Person:

A-5

FOIA CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

(a)         any lien, encumbrance, mortgage, pledge, charge or security interest of any kind upon any property or assets of such Person, whether now owned or hereafter acquired, or upon the income or profits therefrom (excluding in any event a financing statement filed by a lessor under an operating lease not intended to be a secured financing), but shall not include: (i) liens for any tax, assessment or other governmental charge not yet due or that are being contested in good faith by appropriate proceeding, (ii) materialmen’s and mechanics’ liens or other like Liens, arising in the Ordinary Course of Business for amounts not yet due or that are being contested in good faith; and (iii) liens, deposits or pledges to secure statutory obligations or performance of bids, tenders, contracts or leases, incurred in the Ordinary Course of Business;

(b)          the acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease and a Synthetic Lease);

(c)          the sale, assignment, pledge or transfer for security of any accounts, general intangibles or chattel paper of such Person, with or without recourse;

(d)          in the case of securities, any purchase option, call or similar purchase right of a third party;

(e)          the existence for a period of more than 120 consecutive days of any Indebtedness against such Person which if unpaid would by law or upon a Bankruptcy Default be given priority over general creditors.

“Majority Note Purchasers” means the Note Purchasers that hold more than 50% of the aggregate outstanding Notes.

“Majority Purchasers” means the Majority Revenue Participant and, if any of the Notes are outstanding, the Majority Note Purchaser.

“Majority Revenue Participants” means the Revenue Participants representing more than 50% of such participation right.

“Margin Stock” means “margin stock” within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

“Material Adverse Effect” means, with respect to the Company, since any specified date or from the circumstances existing immediately prior to the happening of any specified event, a material adverse effect on the business, assets, financial condition, income or prospects of the Company.

“Monetization Activities” means any activities necessary or desirable to generate revenue from the Patents anywhere in the world by means of license (non-exclusive or exclusive), assignment, enforcement, litigation, arbitration, negotiation, covenant not to sue or assert, or otherwise.

A-6

FOIA CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

“Monetization Expenses” means, with respect to a Monetization Activity, any (a) contingency fee payments owed by the Company, (b) expenses covered by any contingency law firms retained by the Company and that the Company is obligated to pay; (c) amounts owed by the Company to any prior owners or agents of any patents and patent applications of the Company included in the transaction giving rise to a Monetization Activity; (d) amounts owed to experts or consultants in lieu of cash fees; and any other out-of-pocket expenses paid or payable to third parties reasonably incurred by the Company; provided, however, that the aggregate sum of such expenses may not exceed 40% of the gross proceeds from the applicable Monetization Activity; and provided further that Monetization Expenses related to the Specified Licenses shall not exceed the amounts and percentages set forth on the applicable Specified Licenses Certification.  Notwithstanding the foregoing, the foregoing 40% cap will not apply when the Monetization Activity includes contingency fee payments owed by Company that are subject to the rates payable to Susman Godfrey L.L.P. *** as described in the *** engagement letter between Company and that firm (the “Engagement Letter”).  In that case, the cap will be increased to *** (or *** if the percentage is lowered to *** as provided for in the Engagement Letter) of the gross proceeds from the applicable Monetization Activity if the revenues are generated *** (as defined in the Engagement Letter) or *** (or *** if the percentage is lowered to *** as provided for in the Engagement Letter) of the gross proceeds from the applicable Monetization Activity if the revenues are generated *** (as defined in the Engagement Letter).

“Monetization Net Revenues” means the (x) Monetization Revenues minus (y) Monetization Expenses related to such Monetization Revenues; provided, that in the calculation of Monetization Net Revenues no Monetization Expenses shall be deducted from Monetization Revenues consisting of the final three scheduled installments from the Initial Specified License.

“Monetization Revenues” means the sum of amounts that the Company receives in cash, whether immediately, or on a deferred basis or upon liquidation of any in-kind payment the Company receives (i) from third parties in respect of the Patents; (ii) on account of any sale of products using the Patents; (iii) the development to order of any software or other products using the Patents, including royalty payments, license fees, settlement payments, judgments or other similar payments in respect of the Patents; and (iv) the purchase price or other amounts received in connection with the sale of hardware, software or other products or services with respect to the Patents, in each case as and when actually received by the Company (including any and all such amounts actually received by any attorneys, agents or other representatives of the Company, for the account of the Company). For clarity, revenues of the Parent’s eOn Communications Systems, Inc. Subsidiary shall not constitute Monetization Revenues provided such sales do not provide a license of the Patents for the use, manufacture or sale of products or services other than those of that Subsidiary. For the avoidance of doubt, the payments to the Company under the Specified Licenses shall constitute Monetization Revenues, except that the Company shall be entitled to retain and shall not be required to apply to the Note Obligations or the Revenue Stream, the initial installment under the Initial Specified License.

“New Notes” has the meaning set forth in the recitals to the Agreement.

“Nokia PPA” has the meaning provided under Section 4.5(c).

A-7

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

“Note Obligations” means all amounts due with respect to the Notes or under the Agreement, including principal, interest, prepayment fees, early termination fees and amounts due under Sections 9.1 and 9.2, but excluding amounts due with respect to the Revenue Stream.

“Obligations” means any and all obligations of the Company under this Agreement or any other Document.

“Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business, as conducted by any such Person in accordance with past practice and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Document.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Notes” has the meaning set forth in the recitals to the Agreement.

“Panasonic PPA” has the meaning set forth in Section 4.5(d).

“Patent License Agreement” means the Patent License Agreement attached hereto as Exhibit E.

“Patent Security Agreement” means the Patent Security Agreement substantially in the form of Exhibit F hereto.

“Patents” means the letters Patent set forth on Schedule I(a), whether registered in the United States or any other jurisdiction, all registrations and recordings thereof, including all re-examination certificates and all utility models, including registrations, recordings and pending applications, and all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein. “Patent” shall also include any letters Patent or rights thereunder which the Company receives from a third party as payment or in partial payment in connection with any Monetization Activities by the Company of the Patents set forth on Schedule I(a).

“Payment Confirmation” has the meaning set forth in Section 6.14.

“Person” means any entity, whether of natural or legal constitution, including any present or future individual, corporation, partnership, joint venture, limited liability company, unlimited liability company, trust, estate, unincorporated organization, government or any agency or political subdivision thereof.

A-8

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

“Property” means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its Subsidiaries under GAAP.

“Proxy” means that certain Proxy, dated as of the date hereof, by and between Inventergy, Inc., Inventergy Global, Inc. and CF DB EZ LLC.

“Revenue Stream” means a right to receive a portion of Monetization Revenues totaling (x) if paid in full prior to the Maturity Date, up to 14x the Revenue Stream Basis and (y) otherwise, up to 17x the Revenue Stream Basis; provided, that upon an acceleration, the Revenue Stream shall represent an absolute entitlement to receive such amounts without regard to the existence of Monetization Revenues.

“Revenue Stream Basis” means the sum of (x) *** plus (y) ***.

“Secured Parties” means, collectively, the Collateral Agent and the Purchasers.

“Security Agreement” means a Security Agreement substantially in the form of Exhibit G hereto.

“Specified License Certification” has the meaning set forth in Section 3.2.3.5.

“Specified License” means any licensing arrangement or installment sales arrangements entered into by the Company with respect to the Patents, in each case as set forth on a Specified License Certification and approved by the Majority Purchasers, including the Initial Specified License.

“Subscription Agreement” means the Subscription Agreement substantially in the form of Exhibit H.

“Synthetic Lease” means a lease that is treated as an operating lease under GAAP and as a loan or other financing for federal income tax purposes.

“Synthetic Lease Obligations” means the aggregate amount of future rental payments under all Synthetic Leases, discounted as if such Synthetic Leases were Capitalized Leases.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

“Voting Agreement” means that certain Voting Agreement, dated as of the date hereof, by and between Inventergy, Inc., Inventergy Global, Inc. and CF DB EZ LLC.

A-9

FOIA CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

SCHEDULE 2.1
REVENUE PARTICIPANTS/WARRANT PURCHASERS

Revenue Participant	Purchase Price	Percentage of Revenue Share held
CF DB EZ LLC	*** plus ***	100%

Warrant Purchaser	Purchase Price	Percentage held
CF DB EZ LLC	$40,000	100%

A-10

FOIA CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

SCHEDULE 2.2
NOTE PURCHASERS

Notes issued at Closing:

Note Purchaser	Purchase Price	Original Principal Amount of Note
DBD Credit Funding LLC	***	$11,000,000

Notes issued on the First Amendment Effective Date:

Note Purchaser	Purchase Price	Original Principal Amount of Note
DBD Credit Funding LLC	***	$1,199,500

Notes issued after the First Amendment Effective Date:

Note Purchaser	Purchase Price	Original Principal Amount of Notes
DBD Credit Funding LLC	***	Up to $1,800,500 in aggregate

A-11

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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SCHEDULE 2.6
WIRE TRANSFER INSTRUCTIONS

DBD Credit Funding LLC

***

CF DB EZ LLC

***

A-12

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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SCHEDULE 4.1
COMPANY ORGANIZATION

Inventergy Global, Inc., a Delaware corporation, wholly owns two subsidiaries: Inventergy, Inc., a Delaware corporation, and eOn Communications Systems, Inc., a Delaware corporation.

A-13

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SCHEDULE 4.5(g)
PATENT LITIGATION, REISSUES, OPPOSITIONS

Litigation:

Inventergy, Inc. v. Genband, Inc., Case #6:14-cv-00612-MHS, U.S. District Court, Eastern District of Texas (Tyler), filed July 14, 2014, involving the patents listed below. Inventergy is represented by Novak Druce Connolly Bove + Quigg, LLP and Findlay Craft PC.

7,835,352 (Huawei)

8,335,487 (Huawei)

6,801,542 (Nokia)

7,925,762 (Nokia)

6,904,035 (Nokia)

Sonus Networks, Inc., v. Inventergy Global, Inc. and Inventergy, Inc., Case #3-15-cv-0322-JCS, U.S. District Court, Northern District of California, filed January 23, 2015, involving the patents listed below. Inventergy is represented by Novak Druce Connolly Bove + Quigg, LLP and Findlay Craft PC.

7,583,612 (Huawei)
7,835,352 (Huawei)
8,185,105 (Huawei)

8,335,487 (Huawei)

6,801,542 (Nokia)
6,904,035 (Nokia)

7,925,762 (Nokia)

Inventergy, Inc. v. Sonus Networks, Inc., Case #1-15-cv-10207-MLW, U.S. District Court, District of Massachusetts, filed January 26, 2015, involving the patents listed below. Inventergy is represented by Novak Druce Connolly Bove + Quigg, LLP and Findlay Craft PC.

7,583,612 (Huawei)
7,835,352 (Huawei)
8,185,105 (Huawei)

8,335,487 (Huawei)

6,801,542 (Nokia)
6,904,035 (Nokia)

7,925,762 (Nokia)

A-14

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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Reissues and Oppositions:

Patent	Action	Status	Jurisdiction
USRE41444	Reissue	Granted	US
USRE37420	Reissue	Granted	US
USRE39954	Reissue	Granted	US
US14/323165 (US8213419)	Reissue	Pending	US
US14/285524 (US8417240)	Reissue	Pending	US
US14/328576 (US8218681)	Reissue	Pending	US
EP1914937	Opposition	Concluded – Patent maintained with amendment	EP

A-15

FOIA CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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SCHEDULE 4.6
MATERIAL AGREEMENTS

•	Patent Rights Assignment Agreement between Inventergy, Inc. and Huawei Technologies Co., Ltd., executed May 15, 2013, as amended on May 15, 2013.

•	Patent Rights Re-Assignment Agreement between Inventergy, Inc. and Huawei Technologies Co., Ltd., executed November 8, 2013

•	Patent Purchase Agreement between Inventergy, Inc. and Panasonic Corporation, executed October 21, 2013

•	Patent Purchase Agreement between Inventergy, Inc. and Nokia Corporation, executed as of May 23, 2014

•	Referrals Agreement (Amended) between Inventergy, Inc. and Huang Partners, dated December 15, 2012, as amended May 7, 2013

•	Referrals Agreement between Inventergy, Inc. and KK Prime Inc. dated January 16, 2013

•	Engagement letter, dated July 23, 2013, by Inventergy, Inc. and Novak Druce Connolly Bove + Quigg LLP

•	Engagement letter, dated July 11, 2013, by Inventergy, Inc. and Susman Godfrey, L.L.P.

•	Engagement letter, dated October 8, 2013, by Inventergy, Inc. and Susman Godfrey, L.L.P.

•	Letter agreement, dated April 10, 2014, between Inventergy, Inc. and Chipworks, Inc., executed April 10, 2014, as extended on October 21, 2014

A-16

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

SCHEDULE 6.7
EXISTING INDEBTEDNESS

•	Amended and Restated Senior Secured Convertible Notes and Senior Secured Convertible Notes of Inventergy Global, Inc. with a principal value of $8,000,000 (together, the “Existing Notes”).
o	Such Existing Notes to be retired at Closing and the security interests in the patent offices to be released within 30 days of Closing.
•	Unsecured (as to Inventergy, Inc.) Credit Line from First Republic Bank with an outstanding loan amount of $500,000.
o	Such Credit Line to be retired within 1 Business Day of Closing.

A-17

FOIA CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

SCHEDULE 6.12.4
***

A-18

FOIA CONFIDENTIAL TREATMENT REQUEST BY
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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

SCHEDULE 9.3
NOTICES

Notices to the Company should be sent to the following:

Wayne Sobon

SVP & General Counsel

Inventergy Global, Inc.

900 E. Hamilton Avenue #180

Campbell CA 95008

Phone: 408-389-3510

Email: wayne@inventergy.com

CC:        operations@inventergy.com

With a copy to:

Joseph A. Smith

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY 10105-0302

Tel: 212-370-1300

jsmith@egsllp.com

Notices to the Collateral Agent or the Purchasers should be sent to the following:

Yoni Shtein

Vice President

Intellectual Property Finance Group

Fortress Investment Group

One Market Plaza

Spear Tower, 42nd Floor

San Francisco, CA 94105

Phone: 415-284-7415

Email: yshtein@fortress.com

CC:        jnoble@fortress.com

With a copy to:

Alyson Allen

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Tel: 617-951-7483

Email: alyson.allen@ropesgray.com

A-19

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IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

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SCHEDULE I(a)
PATENTS

United States Assets

1.          Panasonic Portfolio

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US6726297	US09/462491	US	2000/01/20	OFDMA signal transmission apparatus and method
Granted	US8009549	US12/092950	US	2006/11/16	Carrier allocation method in multi cell orthogonal frequency division multiple access system
Granted	US8416810	US12/160872	US	2007/01/18	Radio communication base station apparatus and pilot transmission method
Granted	US7646702	US10/169716	US	2002/07/09	OFDM communication apparatus
Granted	US8238226	US12/505420	US	2009/07/17	OFDM communication apparatus
Granted	US7593317	US10/503010	US	2004/07/29	Radio base station apparatus
Granted	US7929627	US11/885042	US	2006/02/28	OFDM receiver, integrated circuit and receiving method
Granted	US7826557	US11/721911	US	2005/12/14	Retransmitting method and transmitting method in multi-antenna transmission
Granted	US7792084	US11/892886	US	2007/08/28	MIMO antenna apparatus controlling number of streams and modulation and demodulation method
Granted	US8064393	US11/997841	US	2006/08/04	Wireless communication base station apparatus and wireless communication method in multicarrier communication

A-20

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US8270332	US12/377373	US	2007/10/12	Wireless communication base station device and wireless communication method
Granted	US8582573	US13/590841	US	2012/08/21	Radio communication base station apparatus and radio communication method
Granted	US6400929	US09/424843	US	1999/12/06	Radio communication device and method of controlling transmission rate
Granted	US6381445	US09/648742	US	2000/08/28	Radio communication device and method of controlling transmission rate
Granted	US6366763	US09/648756	US	2000/08/28	Radio communication device and method of controlling transmission rate
Granted	US6370359	US09/648757	US	2000/08/28	Radio communication device and method of controlling transmission rate
Granted	US6487394	US09/649003	US	2000/08/28	Radio communication device and method of controlling transmission rate
Granted	US6597894	US09/649006	US	2000/08/28	Radio communication device and method of controlling transmission rate
Granted	US6505035	US10/052261	US	2002/01/23	Radio communication apparatus and transmission rate control method
Granted	US6973289	US10/057897	US	2002/01/29	Radio communication device and method of controlling transmission rate
Granted	US6611676	US10/083553	US	2002/02/27	Radio communication apparatus and transmission rate control method

A-21

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US7636551	US11/228339	US	2005/09/19	Radio communication device and method of controlling transmission rate
Granted	US6637001	US09/650743	US	2000/08/30	Apparatus and method for image/voice transmission
Granted	US6813323	US10/182270	US	2002/07/25	Decoding method and communication terminal apparatus
Granted	US6734810	US10/221267	US	2002/09/10	Apparatus and method for decoding
Granted	US6940428	US10/793737	US	2004/03/08	Apparatus and method for decoding
Granted	US6922159	US10/793766	US	2004/03/08	Apparatus and method for decoding
Granted	US6069884	US08/937005	US	1997/09/24	Method of communication between a base station and a plurality of mobile unit communication apparatus, a base station, and mobile unit communication apparatus
Granted	US6119004	US09/068541	US	1998/05/13	Base station equipment for mobile communication
Granted	US6069924	US09/027510	US	1998/02/20	Differential detector with error correcting function
Granted	US6636723	US09/359020	US	1999/07/22	CDMA radio communication system using chip interleaving
Granted	US6628630	US09/058881	US	1998/04/13	Spread spectrum communication method
Granted	US6404778	US09/159602	US	1998/09/24	Radio communication apparatus
Granted	US6611509	US09/264826	US	1999/03/09	CDMA/TDD mobile communication system and method
Granted	US6807162	US10/166268	US	2002/06/11	CDMA/TDD mobile communication system and method
Granted	US6973065	US10/419733	US	2003/04/22	CDMA/TDD mobile communication system and method

A-22

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US7778224	US10/885684	US	2004/07/08	CDMA/TDD mobile communication system and method
Granted	US6765894	US09/606906	US	2000/06/30	Communication terminal apparatus and base station apparatus
Granted	US7656844	US10/868029	US	2004/06/16	Radio transmission apparatus and radio reception apparatus in a CDMA communication system
Granted	US8437316	US12/641177	US	2009/12/17	Radio transmission apparatus and radio reception apparatus in a CDMA communication system
Granted	US6839335	US09/605862	US	2000/06/29	Radio communication apparatus and radio communication method
Granted	US7072416	US09/582558	US	2000/06/29	Transmitting/receiving device and transmitting/receiving method
Granted	US7760815	US11/431606	US	2006/05/11	Apparatus and method for transmission/reception
Granted	US6868056	US09/635096	US	2000/08/09	Apparatus and method for OFDM communication
Granted	US6944208	US09/936727	US	2001/09/17	Interference signal canceling apparatus and interference signal canceling method
Granted	US6781973	US09/538888	US	2000/03/30	Combined signaling and sir inner-loop power control
Granted	US7145886	US09/889919	US	2001/07/25	Communication terminal, base station system, and method of controlling transmission power
Granted	US6847828	US10/069484	US	2002/02/27	Base station apparatus and radio communication method
Granted	US7386321	US10/793738	US	2004/03/08	Base station apparatus and radio communication method

A-23

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US7266118	US10/143989	US	2002/05/14	Packet receiving apparatus and packet transmission method
Granted	US7133379	US10/181349	US	2002/07/17	Wireless communication system, and base station apparatus and communication terminal apparatus accommodated in the system
Granted	US7392019	US11/053837	US	2005/02/10	Wireless base station apparatus and wireless communication method
Granted	US7339949	US10/222989	US	2002/08/19	ARQ transmission and reception methods and apparatus
Granted	US7702025	US10/487574	US	2004/02/25	Transmission/reception apparatus and transmission/reception method
Granted	US7460502	US10/250487	US	2003/07/03	Scheduling creation apparatus, base station apparatus, and radio communication method
Granted	US7269774	US10/484951	US	2004/01/28	Data receiving apparatus, data transmitting apparatus and retransmission request method
Granted	US7385934	US10/476845	US	2003/11/06	Radio communication apparatus and transfer rate decision method
Granted	US7114121	US10/478139	US	2003/11/20	Rate matching device and rate matching method
Granted	US7162206	US10/612289	US	2003/07/03	Test apparatus, mobile terminal apparatus, test method
Granted	US7746762	US10/534987	US	2005/05/16	Transmitting apparatus and transmitting method
Granted	US7693140	US10/527199	US	2005/03/10	CDMA transmitting apparatus and CDMA receiving apparatus

A-24

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US7299027	US10/536010	US	2005/05/23	MIMO receiver and MIMO reception method for selection of MIMO separation and channel variation compensation
Granted	US8775890	US11/575015	US	2007/03/30	Automatic retransmission request control system and retransmission method in memo-OFDM system
Pending	US14/321185	US14/321185	US	2014/07/01	Automatic retransmission request control system and retransmission method in memo-OFDM system
Pending	US14/321117	US14/321117	US	2014/07/01	Automatic retransmission request control system and retransmission method in memo-OFDM system
Pending	US20120287775	US13/554748	US	2012/07/20	Automatic retransmission request control system and retransmission method in MIMO-OFDM system
Granted	US7251469	US10/522980	US	2005/02/02	CDMA transmitting apparatus and CDMA transmitting method
Granted	US7764711	US11/767124	US	2007/06/22	CDMA transmission apparatus and CDMA transmission method
Granted	US8086270	US11/574636	US	2005/09/05	Classifying-synthesizing transmission method of multi-user feedback information at base station
Granted	US7848439	US11/719611	US	2005/11/18	Communication apparatus, communication system, and communication method
Granted	US8175604	US10/588073	US	2005/08/31	Efficient rise over thermal (rot) control during soft handover

A-25

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US7860184	US11/813650	US	2006/01/10	Multi-antenna communication method and multi-antenna communication apparatus
Granted	US8073070	US12/092944	US	2006/11/22	Multi-pilot generation method and detection method in multi-antenna communication system
Granted	US8249132	US11/909425	US	2006/03/03	Communication terminal and receiving method
Granted	US8576784	US12/162592	US	2006/11/02	Uplink resource allocation in a mobile communication system
Granted	US8218681	US12/440894	US	2009/03/11	OFDM transmitter and OFDM receiver
Pending	US14/328576	US14/328576	US	2014/07/10	OFDM transmitter and OFDM receiver
Granted	US8249178	US12/601804	US	2007/05/25	Multicarrier transmitter and multicarrier receiver
Granted	US5757870	US08/517408	US	1995/08/21	Spread spectrum communication synchronizing method and its circuit
Granted	US5818869	US08/858146	US	1997/05/15	Spread spectrum communication synchronizing method and its circuit
Granted	US6175558	US09/000947	US	1997/12/30	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device
Granted	US6301237	US09/562921	US	2000/05/02	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device
Granted	US6529492	US09/562922	US	2000/05/02	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device
Granted	US6370131	US09/576250	US	2000/05/24	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device

A-26

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US6584088	US09/825998	US	2001/04/05	CDMA radio multiplex transmitting device and CDMA radio multiplex receiving device
Granted	US6549526	US09/826005	US	2001/04/05	CDMA radio multiplex transmitting device and a CDMA multiplex receiving device
Granted	US7136367	US10/335916	US	2003/01/03	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device
Granted	USRE41444	US12/270499	US	2008/11/13	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device
Granted	US6295301	US09/139325	US	1998/08/25	PN code generating apparatus and mobile radio communication system
Granted	US6697384	US09/916284	US	2001/07/30	Method and apparatus for calculating a state of starting a PN code generating operation
Granted	US6466563	US09/147831	US	1999/03/16	CDMA mobile station and CDMA transmission method
Granted	US6370134	US09/115502	US	1998/07/15	CDMA radio communication apparatus
Granted	US7035233	US10/014352	US	2001/12/14	Radio communication terminal apparatus and radio communication base station apparatus
Granted	US7535864	US11/372152	US	2006/03/10	Radio communication terminal apparatus and radio communication base station apparatus
Granted	US6738646	US10/069267	US	2002/02/25	Base station device and method for communication
Granted	US7460880	US11/341430	US	2006/01/30	Communication terminal apparatus and base station apparatus

A-27

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US7761113	US12/132992	US	2008/06/04	Communication terminal apparatus and base station apparatus
Granted	US6760590	US10/089605	US	2002/04/01	Communication terminal apparatus, base station apparatus, and radio communication method
Granted	US6799053	US10/321500	US	2002/12/18	Communication terminal apparatus
Granted	US7206587	US10/321623	US	2002/12/18	Communication terminal apparatus, base station apparatus, and radio communication method

2.          Huawei

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US7835352	US2006506581A 11/506,581	US	2006/08/18	Method, system and equipment for processing sip requests in IMS network
Granted	US8149824	US2007668532A 11/668,523	US	2007/01/30	Method and system for implementing service triggered by off-hook
Granted	US7693141	US2006595768A 11/595,768	US	2006/11/10	Method and system for switching the state of a termination in a media gateway
Granted	US7948955	US200817423A [08/0113,669] 12/017,423	US	2008/01/22	Subscription method and device
Granted	US7787878	US2006516946A 11/516,946	US	2006/09/06	Method and system for enabling number portability in IMS networks
Granted	US7792116	US2007703709A 11/703,709	US	2007/02/08	Method and device for interworking between internet protocol networks
Granted	US8213419	US2008170227A 12/170227	US	2008/07/09	Interworking network element, interworking system between the CSI terminal and the IMS terminal and the method thereof

A-28

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Pending	US14/323165	14/323165	US	2014/07/03	Interworking network element, interworking system between the CSI terminal and the IMS terminal and the method thereof
Granted	US7881317	US2007680234A 11/680,234	US	2007/02/28	Border/packet gateway control system and control method
Granted	US8335221	US2007707759A 11/707,759	US	2007/02/16	Method for listening to signal tone from a called party by a calling party during network interworking
Granted	US8125995	US2007821113A 11/821,113	US	2007/06/21	Method and system for implementing dynamic signaling routing
Granted	US7898943	US2003591218A 10/591,218	US	2007/11/21	Method for switching route and network device thereof
Granted	US8108526	US2006469796A 11/469,796	US	2006/09/01	Communication method and device for preventing media stream circuitry
Granted	US8116322	US2009354289A 12/354289	US	2009/01/15	Method and apparatus for controlling reporting of an event timestamp
Granted	US7899065	US2008342546A 12/342,546	US	2008/12/23	Method, apparatus and system for a media gateway controller to deliver a resource provision decision to a media gateway
Granted	US7653076	US2007856152A 11/856,152	US	2007/09/17	Method and apparatus for gateway control protocol message transmission
Granted	US7583612	US2006558619A	US	2006/11/10	Method for periodically acquiring the QoS of media stream and system thereof
Granted	US8085712	US20080049705A1 US2007844481A	US	2006/02/27	Method for implementing media gateway function,radio access control device and access system

A-29

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US7710880	US2006618597A	US	2006/12/29	Method and apparatus for security protection of service interruption in switch network
Granted	US8224325	US13235062A	US	2011/09/16	Resource control method, relevant device, and system
Granted	US8195942	US2003531569A	US	2005/04/18	Network security authentication method
Pending	US20140169563	14/050,768	US	2013/10/10	METHOD FOR ENSURING MEDIA STREAM SECURITY IN IP MULTIMEDIA SUB-SYSTEM
Granted	US8582766	US2007774271A 11774271	US	2007/07/06	METHOD FOR ENSURING MEDIA STREAM SECURITY IN IP MULTIMEDIA SUB-SYSTEM
Granted	US8335487	US11/896389	US	2007/08/31	Method for authenticating user terminal in IP multimedia sub-system
Granted	US7787608	US11/489208	US	2006/07/19	Communications network system for implementing mixed services and method thereof
Granted	US8417240	US13/414770	US	2012/03/08	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER
Pending	US14/285524	US14/285524	US	2014/05/22	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER
Granted	US8185105	US12/539890	US	2009/08/12	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER
Granted	US7764953	US2007787527A	US	2007/04/17	Method, system and device for speech Codec negotiation in communication system
Granted	US8855272	US11/698891	US	2007/01/29	System and method for implementing multimedia calling line identification presentation service

A-30

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Pending	US14/507302	US14/507302	US	2014/10/06	System and method for implementing multimedia calling line identification presentation service
Pending	US14/507309	US14/507309	US	2014/10/06	System and method for implementing multimedia calling line identification presentation service
Granted	US7920579	US2009413015A 12/413,015	US	2009/03/27	Method, system and apparatus for media gateway to transmit and receive multicast data
Granted	US7986775	US11/875195	US	2007/10/19	Method for realizing ring back tone in communication system
Granted	US7349693	US2003486322A 10486322	US	2002/03/29	Method for implementing a call connection between a non-local calling subscriber and a local called subscriber who is an intelligent network subscriber

3.          Nokia

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US7925762	US10/343707	US	2000/08/10	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE
Granted	US7623529	US10/398575	US	2001/10/09	NETWORK INITIATED DEREGISTRATION FROM IP MULTIMEDIA SERVICES
Granted	US7065339	US10/451236	US	2000/12/22	PREPAID SERVER
Granted	US7991894	US10/469787	US	2001/03/05	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES
Granted	US7304966	US10/479457	US	2003/12/02	Accessing IP multimedia subsystem
Granted	US6888828	US09/967927	US	2001/10/02	Accessing IP multimedia subsystem
Granted	US6801542	US09/377263	US	1999/08/19	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS
Granted	US8681751	US11/348896	US	2006/02/07	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE

A-31

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	US6904035	US09/991540	US	2001/11/14	3RD GEN MOBILITY USING SIP
Granted	US7900242	US10/192753	US	2002/07/09	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.
Granted	US7917620	US10/614343	US	2003/07/08	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS
Granted	US7860102	US11/508258	US	2006/08/23	IMS-CS INTERWORKING FOR VIDEO CALLS
Pending	US20080039085	US11/691417	US	2007/03/26	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP
Granted	US7796990	US11/520655	US	2006/09/14	DHT-BASED CORE IMS NETWORK
Granted	US7822035	US11/715209	US	2007/03/07	SIP COMMUNICATION SERVICE IDENTIFIERS

Non-US Assets

1.          Panasonic Assets

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	CN1173499	CN99800972.5	CN	1999/05/28	OFDMA signal transmitting apparatus and method
Pending	EP1001566	EP99922578	EP	1999/05/28	OFDMA signal transmitting apparatus and method
EP-Designated	EP1001566	EP99922578	DE	1999/05/28	OFDMA signal transmitting apparatus and method
EP-Designated	EP1001566	EP99922578	FR	1999/05/28	OFDMA signal transmitting apparatus and method
EP-Designated	EP1001566	EP99922578	GB	1999/05/28	OFDMA signal transmitting apparatus and method
EP-Designated	EP1001566	EP99922578	IT	1999/05/28	OFDMA signal transmitting apparatus and method
EP-Designated	EP1001566	EP99922578	NL	1999/05/28	OFDMA signal transmitting apparatus and method
Granted	JP3515690	JP15321498	JP	1998/06/02	OFDMA signal transmitter and its method
Granted	JP4864008	JP2007545294	JP	2006/11/16	Method of the carrier allotment in the multiple cell orthogonal frequency division multiple access system
Granted	EP1968335	EP07706996	DE	2007/01/18	Radio communication base station device and pilot transmission method
Granted	EP1968335	EP07706996	FR	2007/01/18	Radio communication base station device and pilot transmission method
Granted	EP1968335	EP07706996	GB	2007/01/18	Radio communication base station device and pilot transmission method
Granted	JP4832450	JP2007554946	JP	2007/01/18	Radio communication base station device and pilot transmission method

A-32

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	CN100440762	CN01803504.3	CN	2001/11/14	OFDM communication device
Granted	DE60143934	DE60143934	DE	2001/11/14	OFDM communication device
Granted	DE60143978	DE60143978	DE	2001/11/14	OFDM communication device
Granted	EP1249955	EP01982773	GB	2001/11/14	OFDM communication device
Granted	EP1249955	EP01982773	FR	2001/11/14	OFDM communication device
Granted	EP2161867	EP09178209	GB	2001/11/14	OFDM communication device
Granted	EP2161867	EP09178209	FR	2001/11/14	OFDM communication device
Granted	JP4000057	JP2002543837	JP	2001/11/14	OFDM communication device
Granted	CN100544237	CN03804886.8	CN	2003/08/01	Radio base station apparatus
Granted	DE60325861	DE60325861	DE	2003/08/01	Radio base station apparatus
Granted	EP1525687	EP03766690	FR	2003/08/01	Radio base station apparatus
Granted	EP1525687	EP03766690	GB	2003/08/01	Radio base station apparatus
Granted	JP4098027	JP2002224571	JP	2002/08/01	Radio base station apparatus
Granted	JP4971172	JP2007539403	JP	2006/02/28	Receiving device, integrated circuit and reception method
Granted	CN101080893	CN200580043160.3	CN	2005/12/14	Re-transmission method and transmitting device for multi-antenna transmission
Granted	JP4863884	JP2006548891	JP	2005/12/14	The retransmission method in multiple antenna transmitting
Granted	KR100912762	KR20077013565	KR	2007/06/15	Retransmitting method and transmitting method in multi-antenna transmission
Granted	EP1895679	EP07115147	DE	2007/08/29	MIMO antenna apparatus controlling number of streams and modulation and demodulation method
Granted	EP1895679	EP07115147	GB	2007/08/29	MIMO antenna apparatus controlling number of streams and modulation and demodulation method
Granted	JP4837638	JP2007222315	JP	2007/08/29	MIMO antenna apparatus and wireless communication apparatus having it
Granted	JP4864000	JP2007529557	JP	2006/08/04	The radio communication base station device and the radio communication method in multiple carrier communicating
Granted	CN101502025	CN200780028893.9	CN	2007/10/12	Wireless communication base station device and wireless communication method
Pending	EP2051410	EP07829721	EP	2007/10/12	Wireless communication base station device and wireless communication method
EP-Designated	EP2051410	EP07829721	DE	2007/10/12	Wireless communication base station device and wireless communication method

A-33

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
EP-Designated	EP2051410	EP07829721	FR	2007/10/12	Wireless communication base station device and wireless communication method
EP-Designated	EP2051410	EP07829721	GB	2007/10/12	Wireless communication base station device and wireless communication method
EP-Designated	EP2051410	EP07829721	FI	2007/10/12	Wireless communication base station device and wireless communication method
EP-Designated	EP2051410	EP07829721	SE	2007/10/12	Wireless communication base station device and wireless communication method
Granted	JP4903033	JP2006344925	JP	2006/12/21	Wireless communication base station device and wireless communication method
Pending	BR9906339	BR9906339	BR	1999/04/19	Radio communication apparatus and transmission rate control method
Granted	CA2293606	CA2293606	CA	1999/04/19	Radio communication apparatus and transmission rate control method
Granted	CN1130944	CN99800567.3	CN	1999/04/19	Radio communication device and method for controlling transmission rate
Granted	DE69903110	DE69903110	DE	1999/04/19	Radio communication apparatus and transmission rate control method
Granted	DE69914351	DE69914351	DE	1999/04/19	Radio communication apparatus and transmission rate control method
Granted	EP1122965	EP01106695	FR	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	EP1122965	EP01106695	FI	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	EP1122965	EP01106695	GB	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	EP1122965	EP01106695	IT	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	EP1122965	EP01106695	NL	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	EP0986282	EP99913715	FR	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	EP0986282	EP99913715	FI	1999/04/19	Radio communication device and method of controlling transmission rate

A-34

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP0986282	EP99913715	GB	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	EP0986282	EP99913715	IT	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	EP0986282	EP99913715	NL	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	ES2214356	ES01106695	ES	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	ES2184430	ES99913715	ES	1999/04/19	Radio communication device and method of controlling transmission rate
Granted	JP4738451	JP2008194038	JP	2008/07/28	Communication terminal apparatus and communication method therefor
Granted	CN1266868	CN01804109.4	CN	2001/11/22	Communication terminal device and decoding method
Granted	JP3399923	JP2000362431	JP	2000/11/29	Decoding device and decoding method
Granted	JP3522700	JP2001023713	JP	2001/01/31	Channel detecting apparatus and method therefor
Granted	JP3526271	JP2001031850	JP	2001/02/08	Decoding device and decoding method
Granted	JP3492637	JP2001046559	JP	2001/02/22	Decoding device and decoding method
Granted	KR100727732	KR20057021280	KR	2005/11/09	Decoding device and decoding method
Granted	CN1114324	CN97119237.5	CN	1997/09/30	Base station, mobile unit communication apparatus and method of communication between them
Granted	DE69708823	DE69708823	DE	1997/10/01	Spread-spectrum method and system for communication between a base station and a plurality of mobile units
Granted	EP0836288	EP97307725	FI	1997/10/01	Spread-spectrum method and system for communication between a base station and a plurality of mobile units
Granted	EP0836288	EP97307725	FR	1997/10/01	Spread-spectrum method and system for communication between a base station and a plurality of mobile units
Granted	EP0836288	EP97307725	GB	1997/10/01	Spread-spectrum method and system for communication between a base station and a plurality of mobile units
Granted	EP0836288	EP97307725	SE	1997/10/01	Spread-spectrum method and system for communication between a base station and a plurality of mobile units
Granted	JP3720141	JP26062596	JP	1996/10/01	Mobile communication method and its system
Granted	AU710430	AU4320797	AU	1997/09/25	Base station equipment for mobile communication

A-35

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	CA2238358	CA2238358	CA	1997/09/25	Base station apparatus for mobile communication
Granted	CN1175592	CN97191312.9	CN	1997/09/25	Base station equipment for mobile communication
Granted	DE69721224	DE69721224	DE	1997/09/25	Soft handover method in a sectored base station and base station therefor
Granted	EP0869629	EP97941232	FR	1997/09/25	Soft handover method in a sectored base station and base station therefor
Granted	EP0869629	EP97941232	GB	1997/09/25	Soft handover method in a sectored base station and base station therefor
Granted	EP0869629	EP97941232	IT	1997/09/25	Soft handover method in a sectored base station and base station therefor
Granted	EP0869629	EP97941232	NL	1997/09/25	Soft handover method in a sectored base station and base station therefor
Granted	JP4098833	JP51549798	JP	1997/09/25	Mobile communication base station device
Granted	CN1100464	CN98105319.X	CN	1998/02/20	Differential detector with error correcting function
Granted	DE69818323	DE69818323	DE	1998/02/11	Differential detector with error correcting function
Granted	EP0860964	EP98301000	FR	1998/02/11	Differential detector with error correcting function
Granted	EP0860964	EP98301000	GB	1998/02/11	Differential detector with error correcting function
Granted	CN1262083	CN99110630.X	CN	1999/07/23	CDMA radio communication system and its method
Granted	DE69936019	DE69936019	DE	1999/07/21	CDMA radio communication system and method
Granted	EP0975118	EP99114151	FR	1999/07/21	CDMA radio communication system and method
Granted	EP0975118	EP99114151	GB	1999/07/21	CDMA radio communication system and method
Granted	JP3411854	JP19480599	JP	1999/07/08	CDMA radio communication system and method
Granted	JP3411850	JP9142999	JP	1999/03/31	CDMA radio communication system
Granted	CN1170388	CN02105576.9	CN	1998/04/15	Commutation method in CDMA
Granted	CN1086524	CN98106939.8	CN	1998/04/15	Switching over method for CDMA system and base station of mobile station
Granted	DE69817904	DE69817904	DE	1998/04/14	Handover method in a spread spectrum communication system
Granted	DE69824054	DE69824054	DE	1998/04/14	Spread spectrum communication system
Granted	EP1304899	EP02026952	FR	1998/04/14	Spread spectrum communication system
Granted	EP1304899	EP02026952	GB	1998/04/14	Spread spectrum communication system

A-36

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1304899	EP02026952	NL	1998/04/14	Spread spectrum communication system
Granted	EP1304899	EP02026952	SE	1998/04/14	Spread spectrum communication system
Granted	EP0873034	EP98106758	FR	1998/04/14	Handover method in a spread spectrum communication system
Granted	EP0873034	EP98106758	GB	1998/04/14	Handover method in a spread spectrum communication system
Granted	EP0873034	EP98106758	NL	1998/04/14	Handover method in a spread spectrum communication system
Granted	EP0873034	EP98106758	SE	1998/04/14	Handover method in a spread spectrum communication system
Granted	KR100371837	KR20020030497	KR	2002/05/31	Hand-over method, mobile station apparatus and base station apparatus
Granted	CN1134128	CN99103968.8	CN	1999/03/09	CDMA/TDD mobile communication system and method
Granted	DE69927200	DE69927200	DE	1999/03/04	CDMA/TDD mobile communication system and method
Granted	DE69942350	DE69942350	DE	1999/03/04	CDMA/TDD mobile station and method
Granted	EP1578163	EP05013391	FR	1999/03/04	CDMA/TDD mobile station and method
Granted	EP1578163	EP05013391	GB	1999/03/04	CDMA/TDD mobile station and method
Granted	EP1578163	EP05013391	IT	1999/03/04	CDMA/TDD mobile station and method
Granted	EP0948221	EP99102882	FR	1999/03/04	CDMA/TDD mobile communication system and method
Granted	EP0948221	EP99102882	GB	1999/03/04	CDMA/TDD mobile communication system and method
Granted	EP0948221	EP99102882	IT	1999/03/04	CDMA/TDD mobile communication system and method
Granted	ES2343414	ES05013391	ES	1999/03/04	CDMA/TDD mobile station and method
Granted	ES2248932	ES99102882	ES	1999/03/04	CDMA/TDD mobile communication system and method
Granted	JP3881770	JP7831798	JP	1998/03/10	System and method for time division duplex CDMA mobile communication
Granted	CN100413233	CN00131890.X	CN	2000/07/05	Communication terminal device and base station device
Granted	DE60026907	DE60026907	DE	2000/07/04	Communication terminal apparatus and base station apparatus
Granted	DE60043953	DE60043953	DE	2000/07/04	CDMA transmitter and receiver using midambles
Granted	EP1067723	EP00114318	FR	2000/07/04	Communication terminal apparatus and base station apparatus
Granted	EP1067723	EP00114318	GB	2000/07/04	Communication terminal apparatus and base station apparatus
Granted	EP1667337	EP06001107	FR	2000/07/04	CDMA transmitter and receiver using midambles

A-37

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1667337	EP06001107	GB	2000/07/04	CDMA transmitter and receiver using midambles
Granted	EP1667337	EP06001107	SE	2000/07/04	CDMA transmitter and receiver using midambles
Granted	JP3748351	JP33139199	JP	1999/11/22	Communication equipment and communication method
Granted	CN101340257	CN200810133840.X	CN	2000/07/05	Communication terminal device and base station device
Granted	CN1233119	CN00119928.5	CN	2000/07/03	Wireless communication device and wireless communication method
Granted	JP3678944	JP18952099	JP	1999/07/02	Transmitter-receiver
Granted	KR20010015127	KR20000037494	KR	2000/07/01	Transmitter-receiver
Granted	CA2316782	CA2316782	CA	1999/11/08	Apparatus and method for transmission/reception
Granted	CN1248438	CN99801989.5	CN	1999/11/08	Transmitting / receiving device and transmitting / receiving method
Granted	EP1043858	EP99954417	DE	1999/11/08	Transmitting/receiving device and transmitting/receiving method
Granted	EP1043858	EP99954417	FR	1999/11/08	Transmitting/receiving device and transmitting/receiving method
Granted	EP1043858	EP99954417	GB	1999/11/08	Transmitting/receiving device and transmitting/receiving method
Granted	IL137058	IL13705899	IL	1999/11/08	Apparatus and method for transmission/reception
Granted	NO332385	NO20003476	NO	2000/07/05	Apparatus and method for transmission/reception
Granted	KR388400	KR2000-7007459	KR	1999/11/08	Apparatus and method for transmission/reception
Granted	KR611866	KR2003-7000348	KR	2003/01/10	Apparatus and method for transmission/reception
Granted	CN1281009	CN00126839.2	CN	2000/09/06	Apparatus and method for orthogonal frequency division multiplexing communication
Granted	DE60041618	DE60041618	DE	2000/09/06	Multicarrier receiver with selectable demodulators
Granted	EP1083718	EP00119285	FR	2000/09/06	Multicarrier receiver with selectable demodulators
Granted	EP1083718	EP00119285	GB	2000/09/06	Multicarrier receiver with selectable demodulators
Granted	EP1083718	EP00119285	SE	2000/09/06	Multicarrier receiver with selectable demodulators
Granted	JP3796076	JP25363399	JP	1999/09/07	OFDM communication equipment
Granted	CN1153392	CN01800054.1	CN	2001/01/15	Interference signal removing device and interference signal removing method

A-38

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	DE60114511	DE60114511	DE	2001/01/15	Interference signal removing device and interference signal removing method
Granted	EP1164735	EP01900770	FR	2001/01/15	Interference signal removing device and interference signal removing method
Granted	EP1164735	EP01900770	GB	2001/01/15	Interference signal removing device and interference signal removing method
Granted	JP3515033	JP2000010877	JP	2000/01/19	Interference signal elimination device and interference signal elimination method
Granted	CN1174643	CN01102993.5	CN	2001/02/13	Combined signalling and signal interference ratio internal ring power control
Granted	DE60045506	DE60045506	DE	2000/11/21	Inner-loop power control
Granted	EP1139580	EP00310315	FR	2000/11/21	Inner-loop power control
Granted	EP1139580	EP00310315	GB	2000/11/21	Inner-loop power control
Granted	EP1139580	EP00310315	IT	2000/11/21	Inner-loop power control
Granted	ES2358388	ES00310315	ES	2000/11/21	Inner-loop power control
Granted	CN1181625	CN00802695.5	CN	2000/11/27	Communication terminal device and transmit power control method
Pending	EP1146668	EP00977949	EP	2000/11/27	Communication terminal, base station system, and method of controlling transmission power
EP-Designated	EP1146668	EP00977949	DE	2000/11/27	Communication terminal, base station system, and method of controlling transmission power
EP-Designated	EP1146668	EP00977949	FR	2000/11/27	Communication terminal, base station system, and method of controlling transmission power
EP-Designated	EP1146668	EP00977949	GB	2000/11/27	Communication terminal, base station system, and method of controlling transmission power
Granted	JP3583343	JP2000076032	JP	2000/03/17	Communication terminal, base station unit and transmission power control method
Granted	CN1148895	CN01801884.X	CN	2001/07/02	Base station unit and method for radio communication
Granted	CN1276596	CN200410007371.9	CN	2001/07/02	Base station apparatus and radio communication method
Granted	DE60117263	DE60117263	DE	2001/07/02	Base station unit and method for radio communication
Granted	DE60121055	DE60121055	DE	2001/07/02	Base station apparatus and radio communication method for high-speed data communication

A-39

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1209824	EP01945745	FR	2001/07/02	Base station unit and method for radio communication
Granted	EP1209824	EP01945745	GB	2001/07/02	Base station unit and method for radio communication
Granted	EP1437841	EP04003162	FR	2001/07/02	Base station apparatus and radio communication method for high-speed data communication
Granted	EP1437841	EP04003162	GB	2001/07/02	Base station apparatus and radio communication method for high-speed data communication
Granted	JP4409793	JP2001200184	JP	2001/06/29	Base station equipment and method for radio communication
Granted	JP4359218	JP2004293911	JP	2004/10/06	Base station system and radio communication method
Granted	CN1174588	CN02119390.8	CN	2002/05/15	Grouping receiver and transmission method thereof
Granted	DE60208466	DE60208466	DE	2002/05/15	Method and device for error correction in the static header information of a received packet
Granted	EP1261184	EP02010884	FR	2002/05/15	Method and device for error correction in the static header information of a received packet
Granted	EP1261184	EP02010884	GB	2002/05/15	Method and device for error correction in the static header information of a received packet
Granted	JP3512177	JP2001146281	JP	2001/05/16	Packet receiver and packet transmission method
Granted	CN1288939	CN01804070.5	CN	2001/11/27	Radio communication system, base station device and communication terminal accommodated in the system
Granted	DE60106196	DE60106196	DE	2001/11/27	Radio communication system, base station device and communication terminal accommodated in the system
Granted	DE60114671	DE60114671	DE	2001/11/27	Radio communication system, base station and communication terminal
Granted	EP1246492	EP01999126	SE	2001/11/27	Radio communication system, base station device and communication terminal accommodated in the system
Granted	EP1246492	EP01999126	NL	2001/11/27	Radio communication system, base station device and communication terminal accommodated in the system
Granted	EP1246492	EP01999126	IT	2001/11/27	Radio communication system, base station device and communication terminal accommodated in the system
Granted	EP1246492	EP01999126	GB	2001/11/27	Radio communication system, base station device and communication terminal accommodated in the system

A-40

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1246492	EP01999126	FR	2001/11/27	Radio communication system, base station device and communication terminal accommodated in the system
Granted	EP1246492	EP01999126	FI	2001/11/27	Radio communication system, base station device and communication terminal accommodated in the system
Granted	EP1387597	EP03025316	FR	2001/11/27	Radio communication system, base station and communication terminal
Granted	EP1387597	EP03025316	GB	2001/11/27	Radio communication system, base station and communication terminal
Granted	ES2230395	ES01999126	ES	2001/11/27	Radio communication system, base station device and communication terminal accommodated in the system
Granted	JP3691383	JP2000363649	JP	2000/11/29	Radio communication system, base station device and communication terminal accommodated in the system
Granted	JP3679000	JP2000389473	JP	2000/12/21	Radio base station equipment and radio communication method
Granted	CN1224207	CN02142556.6	CN	2002/08/22	Method and apparatus for automatic request repeat of sending and receiving
Granted	DE60104113	DE60104113	DE	2001/08/22	Multichannel ARQ method and apparatus
Granted	EP1286491	EP01120182	FR	2001/08/22	Multichannel ARQ method and apparatus
Granted	EP1286491	EP01120182	GB	2001/08/22	Multichannel ARQ method and apparatus
Granted	JP3650383	JP2002241027	JP	2002/08/21	Transmitter, receiver and ARQ transmitting and receiving method
Granted	KR100494251	KR20020049754	KR	2002/08/22	ARQ transmission and reception methods and apparatus
Granted	CN1319307	CN02820398.4	CN	2002/08/07	Transmission/reception apparatus and transmission/reception method
Granted	DE60239543	DE60239543	DE	2002/08/07	Transmission / reception apparatus and transmission / reception method
Granted	EP1422861	EP02755868	FR	2002/08/07	Transmission / reception apparatus and transmission / reception method
Granted	EP1422861	EP02755868	GB	2002/08/07	Transmission / reception apparatus and transmission / reception method
Granted	JP3880437	JP2002113607	JP	2002/04/16	Transmission/reception apparatus and transmission/ reception method
Granted	CN1224293	CN02804809.1	CN	2002/11/11	Dispatching device, base station device and wireless communication method
Granted	EP1365617	EP02780065	FR	2002/11/11	Schedule creation apparatus, base station apparatus, and radio communication method

A-41

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1365617	EP02780065	DE	2002/11/11	Schedule creation apparatus, base station apparatus, and radio communication method
Granted	EP1365617	EP02780065	GB	2002/11/11	Schedule creation apparatus, base station apparatus, and radio communication method
Granted	JP3576525	JP2001345444	JP	2001/11/09	Schedule maker, base station device, and radio communication method
Granted	CN100514895	CN03800915.3	CN	2003/03/19	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device
Pending	EP1492258	EP03710414	EP	2003/03/19	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device
EP-Designated	EP1492258	EP03710414	DE	2003/03/19	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device
EP-Designated	EP1492258	EP03710414	FR	2003/03/19	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device
EP-Designated	EP1492258	EP03710414	GB	2003/03/19	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device
EP-Designated	EP1492258	EP03710414	FI	2003/03/19	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device
EP-Designated	EP1492258	EP03710414	SE	2003/03/19	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device
Granted	JP4287751	JP2003581390	JP	2003/03/19	The data retransmission method in multiple carrier transmitting and the communication device which has the data retransmission control equipment
Granted	CN1266982	CN03800365.1	CN	2003/02/06	Radio communication apparatus and transfer rate decision method
Granted	DE60314588	DE60314588	DE	2003/02/06	Radio communication apparatus and transfer rate decision method
Granted	EP1424869	EP03705051	FR	2003/02/06	Radio communication apparatus and transfer rate decision method

A-42

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1424869	EP03705051	GB	2003/02/06	Radio communication apparatus and transfer rate decision method
Granted	JP3686614	JP2002030942	JP	2002/02/07	Wireless communication apparatus and transmission rate decision method
Granted	CN100514973	CN03800419.4	CN	2003/01/30	Rate matching device and rate matching method
Granted	JP3629241	JP2002021499	JP	2002/01/30	Device and method for rate matching
Granted	CN100502273	CN200310102691.8	CN	2003/10/29	Test device, mobile terminal device and test method
Granted	CN1964243	CN200610073263.0	CN	2003/10/29	Test apparatus, mobile terminal apparatus and wireless transmission property test method
Granted	EP1441554	EP04000733	CH	2004/01/15	Test apparatus, mobile terminal apparatus and test method
Granted	EP1441554	EP04000733	DE	2004/01/15	Test apparatus, mobile terminal apparatus and test method
Granted	EP1441554	EP04000733	FR	2004/01/15	Test apparatus, mobile terminal apparatus and test method
Granted	EP1441554	EP04000733	GB	2004/01/15	Test apparatus, mobile terminal apparatus and test method
Granted	EP1441554	EP04000733	IE	2004/01/15	Test apparatus, mobile terminal apparatus and test method
Granted	EP1441554	EP04000733	LI	2004/01/15	Test apparatus, mobile terminal apparatus and test method
Granted	EP1441554	EP04000733	LU	2004/01/15	Test apparatus, mobile terminal apparatus and test method
Granted	DE60332146	DE60332146	DE	2003/11/13	Transmitter apparatus and transmitting method
Granted	EP1564920	EP03774003	FR	2003/11/13	Transmitter apparatus and transmitting method
Granted	EP1564920	EP03774003	GB	2003/11/13	Transmitter apparatus and transmitting method
Granted	JP3796211	JP2002333448	JP	2002/11/18	Transmitter and transmitting method
Granted	JP4163937	JP2002355079	JP	2002/12/06	OFDM-CDMA transmitter and OFDM-CDMA transmission method
Granted	CN1692592	CN200380100629.3	CN	2003/11/14	CDMA transmitting apparatus and CDMA receiving apparatus
Granted	DE60325751	DE60325751	DE	2003/11/14	CDMA MIMO system
Granted	EP1551124	EP03772765	FR	2003/11/14	CDMA MIMO system
Granted	EP1551124	EP03772765	GB	2003/11/14	CDMA MIMO system
Granted	JP3583414	JP2002330453	JP	2002/11/14	Code division multiple access transmitter and code division multiple access receiver
Granted	CN1714519	CN200380103837.9	CN	2003/11/26	Radio reception device and radio reception method

A-43

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1569362	EP03775882	DE	2003/11/26	Radio reception device and radio reception method
Granted	EP1569362	EP03775882	FR	2003/11/26	Radio reception device and radio reception method
Granted	EP1569362	EP03775882	GB	2003/11/26	Radio reception device and radio reception method
Granted	JP3629261	JP2002341741	JP	2002/11/26	Apparatus and method for radio reception
Granted	CN101019360	CN200480043975.7	CN	2004/09/13	Automatic retransmission request control system and method in MIMO-OFDM system
Granted	EP1788742	EP04772990	DE	2004/09/13	Automatic retransmission request control system and retransmission method in MIMO-OFDM system
Granted	EP1788742	EP04772990	FR	2004/09/13	Automatic retransmission request control system and retransmission method in MIMO-OFDM system
Granted	EP1788742	EP04772990	GB	2004/09/13	Automatic retransmission request control system and retransmission method in MIMO-OFDM system
Granted	JP4384668	JP2006534962	JP	2004/09/13	The automatic request for repetition control system and the retransmission method in the MIMO-OFDM system
Granted	CN100578989	CN200480000627.1	CN	2004/04/28	CDMA transmitting apparatus, base station device using the same and CDMA transmitting method
Pending	EP1630993	EP04730067	EP	2004/04/28	CDMA transmitting apparatus and CDMA transmitting method
EP-Designated	EP1630993	EP04730067	DE	2004/04/28	CDMA transmitting apparatus and CDMA transmitting method
EP-Designated	EP1630993	EP04730067	FR	2004/04/28	CDMA transmitting apparatus and CDMA transmitting method
EP-Designated	EP1630993	EP04730067	GB	2004/04/28	CDMA transmitting apparatus and CDMA transmitting method
EP-Designated	EP1630993	EP04730067	SE	2004/04/28	CDMA transmitting apparatus and CDMA transmitting method
EP-Designated	EP1630993	EP04730067	FI	2004/04/28	CDMA transmitting apparatus and CDMA transmitting method
Granted	JP3799030	JP2003132133	JP	2003/05/09	Device and method for CDMA transmission
Granted	CN100591000	CN200580029870.0	CN	2005/09/05	Classifying-synthesizing transmission method of multi-user feedback information at base station
Granted	JP4675904	JP2006535743	JP	2005/09/05	Taxonomic synthetic transmission method of feedback information multi user in base station

A-44

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Pending	EP1811700	EP05807089	EP	2005/11/18	Communication apparatus, communication system, and communication method
EP-Designated	EP1811700	EP05807089	DE	2005/11/18	Communication apparatus, communication system, and communication method
EP-Designated	EP1811700	EP05807089	FR	2005/11/18	Communication apparatus, communication system, and communication method
EP-Designated	EP1811700	EP05807089	GB	2005/11/18	Communication apparatus, communication system, and communication method
Granted	JP4838144	JP2006545166	JP	2005/11/18	Communication device, communication system and communication method
Pending	BRPI0515242	BRPI0515242	BR	2005/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	CN101053272	CN200580037780.6	CN	2005/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	DE602004008068	DE602004008068	DE	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	DE602004021447	DE602004021447	DE	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1631104	EP04020647	FR	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1631104	EP04020647	SE	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1631104	EP04020647	GB	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1631104	EP04020647	FI	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1631104	EP04020647	IT	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1838125	EP07011278	FR	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1838125	EP07011278	SE	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1838125	EP07011278	GB	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1838125	EP07011278	FI	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	EP1838125	EP07011278	IT	2004/08/31	Efficient rise over thermal (rot) control during soft handover

A-45

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	ES2291786	ES04020647	ES	2004/08/31	Method for communicating information relating to scheduling of uplink data transmissions, mobile communication system, base station, wireless network controller, and mobile terminal
Granted	ES2327008	ES07011278	ES	2004/08/31	Efficient rise over thermal (rot) control during soft handover
Granted	JP4041531	JP2007512130	JP	2005/08/31	The method of communicating the information which it is related to the scheduling of uplink data transmission, the portable communication system, base station, the radio network controller, and the portable terminal
Granted	IN260832	IN601/KOLNP/2007	IN	2007/02/19	Efficient rise over thermal (rot) control during soft handover
Granted	CN101103575	CN200680002338.4	CN	2006/01/10	Multi-antenna communication method and multi-antenna communication device
Granted	JP4769201	JP2006552910	JP	2006/01/10	Multiple antenna communication method and multiple antenna communication device
Granted	CN101283535	CN200680037602.8	CN	2006/11/22	Method for generating and detecting multiple pilot frequencies in multi-antenna communication system
Granted	JP4981682	JP2007546481	JP	2006/11/22	Multiple pilot formation method and the method of detection in the multiple antenna communication system
Granted	JP4914352	JP2007521121	JP	2006/03/03	Communication terminal unit and base station device
Granted	CN101411240	CN200680054042.7	CN	2006/11/02	Uplink resource allocation in a mobile communication system
Granted	CN102202414	CN201110084678.9	CN	2006/11/02	Uplink resource allocation in a mobile communication system
Pending	EP1816883	EP06002248	EP	2006/02/03	Uplink resource allocation in a mobile communication system
EP-Designated	EP1816883	EP06002248	DE	2006/02/03	Uplink resource allocation in a mobile communication system
EP-Designated	EP1816883	EP06002248	FR	2006/02/03	Uplink resource allocation in a mobile communication system
EP-Designated	EP1816883	EP06002248	GB	2006/02/03	Uplink resource allocation in a mobile communication system
EP-Designated	EP1816883	EP06002248	FI	2006/02/03	Uplink resource allocation in a mobile communication system
EP-Designated	EP1816883	EP06002248	SE	2006/02/03	Uplink resource allocation in a mobile communication system

A-46

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	JP5020263	JP2008552689	JP	2006/11/02	Allotment of the uplink resource in the portable communication system
Granted	JP2012157036	JP2012060156	JP	2012/03/16	Uplink resource allocation in mobile communication system
Granted	JP5059982	JP2012132803	JP	2012/06/12	Uplink resource allocation in mobile communication system
Pending	EP2061170	EP06783262	EP	2006/09/11	OFDM transmitter and OFDM receiver
EP-Designated	EP2061170	EP06783262	DE	2006/09/11	OFDM transmitter and OFDM receiver
EP-Designated	EP2061170	EP06783262	FR	2006/09/11	OFDM transmitter and OFDM receiver
EP-Designated	EP2061170	EP06783262	GB	2006/09/11	OFDM transmitter and OFDM receiver
Granted	JP4654298	JP2008534161	JP	2006/09/11	OFDM transmitting device and OFDM receiving device
Granted	JP5009982	JP2009516088	JP	2007/05/25	Multiple carrier transmitting device
Granted	DE69534524	DE69534524	DE	1995/08/16	Synchronisation method and apparatus for a direct sequence spread spectrum communications system
Granted	EP0701333	EP95305717	FR	1995/08/16	Synchronisation method and apparatus for a direct sequence spread spectrum communications system
Granted	EP0701333	EP95305717	GB	1995/08/16	Synchronisation method and apparatus for a direct sequence spread spectrum communications system
Granted	JP3142222	JP13494595	JP	1995/06/01	Synchronization method and device for spread spectrum communication
Granted	JP2863993	JP15585595	JP	1995/06/22	CDMA radio multiplex sender and CDMA radio multiplex transmitter
Granted	CA2246168	CA2246168	CA	1998/08/31	PN code generating apparatus and mobile radio communication system
Granted	CN100379299	CN02127365.0	CN	1998/08/27	PN code producing method and device
Granted	CN1094019	CN98118564.9	CN	1998/08/27	PN code generating device and mobile radio communication system
Granted	DE69838572	DE69838572	DE	1998/08/27	PN code generator
Pending	EP1835617	EP07108762	EP	1998/08/27	PN code generation apparatus and method thereof
EP-Designated	EP1835617	EP07108762	DE	1998/08/27	PN code generation apparatus and method thereof
EP-Designated	EP1835617	EP07108762	FR	1998/08/27	PN code generation apparatus and method thereof
EP-Designated	EP1835617	EP07108762	GB	1998/08/27	PN code generation apparatus and method thereof
EP-Designated	EP1835617	EP07108762	FI	1998/08/27	PN code generation apparatus and method thereof

A-47

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
EP-Designated	EP1835617	EP07108762	SE	1998/08/27	PN code generation apparatus and method thereof
Granted	EP0901236	EP98116233	FI	1998/08/27	PN code generator
Granted	EP0901236	EP98116233	FR	1998/08/27	PN code generator
Granted	EP0901236	EP98116233	GB	1998/08/27	PN code generator
Granted	EP0901236	EP98116233	SE	1998/08/27	PN code generator
Granted	JP3329705	JP25287297	JP	1997/09/02	PN code generator and mobile radio communication system
Granted	CA2266104	CA2266104	CA	1998/07/16	CDMA mobile station and CDMA transmission method
Granted	CN100442686	CN03108352.8	CN	1998/07/16	CDMA mobile station equipment and CDMA transmitting method
Granted	CN1109476	CN98801017.8	CN	1998/07/16	CDMA mobile station apparatus and CDMA transmission method
Granted	DE69831726	DE69831726	DE	1998/07/16	CDMA mobile station and CDMA transmission method
Granted	EP0936831	EP98932553	FR	1998/07/16	CDMA mobile station and CDMA transmission method
Granted	EP0936831	EP98932553	GB	1998/07/16	CDMA mobile station and CDMA transmission method
Granted	EP0936831	EP98932553	IT	1998/07/16	CDMA mobile station and CDMA transmission method
Granted	EP0936831	EP98932553	NL	1998/07/16	CDMA mobile station and CDMA transmission method
Granted	ES2251091	ES98932553	ES	1998/07/16	CDMA mobile station apparatus and CDMA transmission method
Granted	JP3655057	JP20964297	JP	1997/07/19	CDMA mobile transmitting device and transmitting method using the device
Granted	CN1167219	CN02102800.1	CN	1998/07/17	CDMA radio communication equipment
Granted	CN100353693	CN200410059002.4	CN	1998/07/17	CDMA radio communication apparatus
Granted	CN1113497	CN98116336.X	CN	1998/07/17	Radio communication terminal apparatus
Granted	DE69825370	DE69825370	DE	1998/07/15	CDMA radio communication apparatus
Granted	DE69839197	DE69839197	DE	1998/07/15	A synchronization method for a CDMA system
Granted	EP1447918	EP04012123	FR	1998/07/15	A synchronization method for a CDMA system
Granted	EP1447918	EP04012123	GB	1998/07/15	A synchronization method for a CDMA system
Granted	EP1447918	EP04012123	IT	1998/07/15	A synchronization method for a CDMA system
Granted	EP1914904	EP08100709 (DE69843248.7)	DE	1998/07/15	A CDMA radio communication system and a transmission apparatus for such a system

A-48

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1914904	EP08100709	FR	1998/07/15	A CDMA radio communication system and a transmission apparatus for such a system
Granted	EP1914904	EP08100709	GB	1998/07/15	A CDMA radio communication system and a transmission apparatus for such a system
Granted	EP1914904	EP08100709	ES	1998/07/15	A CDMA radio communication system and a transmission apparatus for such a system
Granted	EP1914904	EP08100709	IT	1998/07/15	A CDMA radio communication system and a transmission apparatus for such a system
Granted	EP0892503	EP98113191	FR	1998/07/15	CDMA radio communication apparatus
Granted	EP0892503	EP98113191	GB	1998/07/15	CDMA radio communication apparatus
Granted	EP0892503	EP98113191	IT	1998/07/15	CDMA radio communication apparatus
Granted	ES2301896	ES04012123	ES	1998/07/15	A synchronization method for a CDMA system
Granted	ES2226037	ES98113191	ES	1998/07/15	A CDMA radio communication system and a transmission apparatus for such a system
Granted	CN1158790	CN01802160.3	CN	2001/06/25	Communication terminal apparatus
Granted	CN100364247	CN200410045794.X	CN	2001/06/25	Method for controlling transmission power
Granted	DE60110020	DE60110020	DE	2001/06/25	Communication terminal apparatus
Granted	DE60116907	DE60116907	DE	2001/06/25	Communication terminal apparatus
Granted	EP1204225	EP01941209	FR	2001/06/25	Communication terminal apparatus
Granted	EP1204225	EP01941209	GB	2001/06/25	Communication terminal apparatus
Granted	EP1523111	EP05000430	FR	2001/06/25	Communication terminal apparatus
Granted	EP1523111	EP05000430	GB	2001/06/25	Communication terminal apparatus
Granted	EP1630972	EP05025574	FR	2001/06/25	Communication terminal apparatus
Granted	EP1630972	EP05025574	GB	2001/06/25	Communication terminal apparatus
Granted	DE60147140	EP05025574	DE	2001/06/25	Communication terminal apparatus
Granted	JP3426194	JP2000231256	JP	2000/07/31	Base station device, communication terminal device, and communication method
Granted	JP4511783	JP2002367259	JP	2002/12/18	Base station equipment, communication terminal unit, and communication method
Granted	JP4431189	JP2009197228	JP	2009/08/27	Radio communication device, radio communication method, and radio communication system
Granted	JP4431190	JP2009197229	JP	2009/08/27	Radio communication device, radio communication method, and radio communication system

A-49

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	JP4431191	JP2009197230	JP	2009/08/27	Radio communication system and radio communication method
Granted	CN100469169	CN01802181.6	CN	2001/08/02	Communication terminal device and radio communication method
Granted	DE60134208	DE60134208	DE	2001/08/02	Communication terminal, base station device, and radio communication method
Granted	EP1217861	EP01955557	FR	2001/08/02	Communication terminal, base station device, and radio communication method
Granted	EP1217861	EP01955557	GB	2001/08/02	Communication terminal, base station device, and radio communication method
Pending	EP1976141	EP08004604	EP	2001/08/02	Communication terminal apparatus, base station apparatus, and radio communication method
EP-Designated	EP1976141	EP08004604	DE	2001/08/02	Communication terminal apparatus, base station apparatus, and radio communication method
EP-Designated	EP1976141	EP08004604	FR	2001/08/02	Communication terminal apparatus, base station apparatus, and radio communication method
EP-Designated	EP1976141	EP08004604	GB	2001/08/02	Communication terminal apparatus, base station apparatus, and radio communication method
Granted	JP3426200	JP2000285405	JP	2000/09/20	Communication terminal device, base station device and radio communication method
Granted	JP2003224516	JP2002367213	JP	2002/12/18	Communication terminal apparatus, base station apparatus and radio communication method
Granted	JP2009284537	JP2009197375	JP	2009/08/27	Transmission method, receiving method, and radio communication method
Granted	JP4536821	JP2009197376	JP	2009/08/27	Transmission apparatus, receiving apparatus and wireless communication system
Granted	CN101489250	CN200910008458A	CN	2001/02/08	Communication terminal device and radio communication method

A-50

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

2.          Huawei Assets

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Pending	BRPI0614848	BRPI614848A	BR	2006/07/26	Method, system and equipment for processing sip requests in IMS network
Granted	CN100502402	CN200510119756.9	CN	2005/11/04	Method and device for processing session message in IMS network
Granted	CN101189850	CN200680011706.1	CN	2006/07/26	Method, system and device in IMS network processing SIP message
Granted	EP1755310	EP2006254341A	DE	2006/08/18	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS
Granted	EP1755310	EP2006254341A	ES	2006/08/18	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS
Granted	EP1755310	EP2006254341A	FR	2006/08/18	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS
Granted	EP1755310	EP2006254341A	GB	2006/08/18	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS
Granted	IN254557	IN2008CN454A	IN	2008/01/28	Method, system and equipment for processing sip requests in IMS network
Granted	EP1755310	EP2006254341A	IT	2006/08/18	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS
Granted	CN100551148	CN200510093678.X	CN	2005/09/01	Method for realizing system switch in encryption mode
Granted	CN101156498	CN200680011893.3	CN	2006/09/01	Method for implementing inter-system switch-over
Granted	EP1871134	EP2006775581A	DE	2006/09/01	METHOD FOR HANDOVER BETWEEN SYSTEMS
Granted	EP1871134	EP2006775581A	FR	2006/09/01	METHOD FOR HANDOVER BETWEEN SYSTEMS
Granted	EP1871134	EP2006775581A	GB	2006/09/01	METHOD FOR HANDOVER BETWEEN SYSTEMS
Granted	CN101031004	CN200610058041.1	CN	2006/02/28	Method for realizing on-hook triggering service
Granted	CN101160940	CN200680012256.8	CN	2006/10/31	Method for implementing service triggered by off-hook
Granted	CN1964365	CN200510101368.8	CN	2005/11/11	Method for switching terminal status in media gateway

A-51

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	CN101156398	CN200680011910.3	CN	2006/10/24	Method and system for switching terminal state of media gateway
Granted	EP1786216	EP2006023462A	DE	2006/11/10	Method and system for switching the state of a termination in a media gateway
Granted	EP1786216	EP2006023462A	FR	2006/11/10	Method and system for switching the state of a termination in a media gateway
Granted	CN1901550	CN200610106654.8	CN	2006/07/21	Subscribing method based on conversation start protocol and its system and device
Granted	CN1764140	CN200510103571.9	CN	2005/09/21	Method for realizing application server communication
Granted	EP1796326	EP2005791501A	DE	2005/09/21	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS
Granted	EP1796326	EP2005791501A	FR	2005/09/21	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS
Granted	EP1796326	EP2005791501A	GB	2005/09/21	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS
Granted	EP1796326	EP2005791501A	IT	2005/09/21	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS
Granted	EP1796326	EP2005791501A	NL	2005/09/21	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS
Granted	EP1796326	EP2005791501A	SE	2005/09/21	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS
Granted	CN1929627	CN200510098402.0	CN	2005/09/06	A kind of realizing public user identification in IMS network of method that decreases pneumococcus nasal carriage and system
Granted	CN1941774	CN200510108128.0	CN	2005/09/29	Method and system for realizing public user mark carrier
Granted	CN1941739	CN200510108129.5	CN	2005/09/29	Method and system for allocating and using user mark

A-52

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1761077	EP2006018705A	DE	2006/09/06	Method and system for enabling number portability in IMS networks
Granted	EP1761077	EP2006018705A	FR	2006/09/06	Method and system for enabling number portability in IMS networks
Granted	EP1761077	EP2006018705A	SE	2006/09/06	Method and system for enabling number portability in IMS networks
Granted	CN1758649	CN200410079321.1	CN	2004/10/05	Method of interconnected protocol network communicating between different edition network
Granted	CN100563235	CN200610077923.2	CN	2006/04/26	Network element with interconnecting function, CSI terminal, IMS terminal interconnecting system and method
Granted	CN101313543	CN200780000211.3	CN	2007/01/09	Exchange functional network element, CSI terminal, IMS terminal exchange system and method
Granted	EP1973283	EP2007702010A	DE	2007/01/09	INTERWORKING NETWORK ELEMENT, INTERWORKING SYSTEM BETWEEN THE CSI TERMINAL AND THE IMS TERMINAL AND THE METHOD THEREOF
Granted	EP1973283	EP2007702010A	FR	2007/01/09	INTERWORKING NETWORK ELEMENT, INTERWORKING SYSTEM BETWEEN THE CSI TERMINAL AND THE IMS TERMINAL AND THE METHOD THEREOF
Granted	EP1973283	EP2007702010A	GB	2007/01/09	INTERWORKING NETWORK ELEMENT, INTERWORKING SYSTEM BETWEEN THE CSI TERMINAL AND THE IMS TERMINAL AND THE METHOD THEREOF
Granted	CN100411398	CN200510026714.0	CN	2005/06/13	Edge or packet gateway controlling method in next generation network and its system

A-53

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	CN100426805	CN200510026736.7	CN	2005/06/14	Edge or packet gateway control system in next generation network and its method
Granted	CN100438515	CN200510026737.1	CN	2005/06/14	Edge or packet gateway controlling method in next generation network and its system
Granted	CN101160799	CN200680012195.5	CN	2006/05/25	Fringe or packet gateway control system and control method thereof
Granted	EP1786162	EP2006741937A	DE	2006/05/22	METHOD FOR THE CALLING USER TERMINAL LISTENING TO THE SIGNAL TONE OF THE CALLED USER TERMINAL WHEN INTER-NETWORKING
Granted	EP1786162	EP2006741937A	GB	2006/05/22	METHOD FOR THE CALLING USER TERMINAL LISTENING TO THE SIGNAL TONE OF THE CALLED USER TERMINAL WHEN INTER-NETWORKING
Granted	EP1816887	EP2006775336A	DE	2006/08/10	METHOD AND SYSTEM FOR IMPROVING NETWORK RELIABILITY BY REALIZING DYMANIC ROUTE OF SIGNALING
Granted	EP1816887	EP2006775336A	FR	2006/08/10	METHOD AND SYSTEM FOR IMPROVING NETWORK RELIABILITY BY REALIZING DYMANIC ROUTE OF SIGNALING
Granted	JP04619441	JP2008527289A	JP	2006/08/10	The method and system which implement
Granted	RU2408154	RU2008101969A	RU	2006/08/10	METHOD AND SYSTEM FOR REALISATION OF DYNAMIC ROUTING OF CALL SIGNALS
Granted	CN100459569	CN200510032840.7	CN	2005/01/14	Quick route switching method and apparatus for network node devices
Granted	EP1718014	EP2006705441A	FR	2006/01/09	A ROUTE SWITCHING METHOD AND A NETWORK NODE DEVICE
Granted	EP1718014	EP2006705441A	SE	2006/01/09	A ROUTE SWITCHING METHOD AND A NETWORK NODE DEVICE

A-54

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	CN100479417	CN200510098546.6	CN	2005/09/02	Communication method preventing circumbendibus of media-flow
Pending	EP1760986	EP2006119909A	EP	2006/08/31	Communication method and device for preventing media stream circuity (tromboning)
EP-Designated	EP1760986	EP2006119909A	DE	2006/08/31	Communication method and device for preventing media stream circuity (tromboning)
EP-Designated	EP1760986	EP2006119909A	FI	2006/08/31	Communication method and device for preventing media stream circuity (tromboning)
EP-Designated	EP1760986	EP2006119909A	FR	2006/08/31	Communication method and device for preventing media stream circuity (tromboning)
EP-Designated	EP1760986	EP2006119909A	GB	2006/08/31	Communication method and device for preventing media stream circuity (tromboning)
EP-Designated	EP1760986	EP2006119909A	SE	2006/08/31	Communication method and device for preventing media stream circuity (tromboning)
Granted	CN101212309	CN200610170447.9	CN	2006/12/30	Method for controlling time stamp of reported event
Granted	EP2037627	EP2007846226A	DE	2007/12/29	METHOD AND DEVICE FOR CONTROLLING REPORTING TIMESTAMP OF EVENT
Granted	EP2037627	EP2007846226A	FR	2007/12/29	METHOD AND DEVICE FOR CONTROLLING REPORTING TIMESTAMP OF EVENT
Granted	EP2037627	EP2007846226A	IT	2007/12/29	METHOD AND DEVICE FOR CONTROLLING REPORTING TIMESTAMP OF EVENT
Granted	CN1996968	CN200610093956.6	CN	2006/06/26	Decision method for the media gateway controller to distribute the resource
Granted	EP2034670	EP2007721793A	DE	2007/06/25	METHOD, APPARATUS, AND SYSTEM FOR THE MGC DISTRIBUTING A RESOURCE PROVISION DECISION TO THE MG

A-55

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP2034670	EP2007721793A	FR	2007/06/25	METHOD, APPARATUS, AND SYSTEM FOR THE MGC DISTRIBUTING A RESOURCE PROVISION DECISION TO THE MG
Granted	EP2034670	EP2007721793A	IT	2007/06/25	METHOD, APPARATUS, AND SYSTEM FOR THE MGC DISTRIBUTING A RESOURCE PROVISION DECISION TO THE MG
Granted	CN100442930	CN200510110891.7	CN	2005/11/29	Mobile exchanging center and called parner processing method
Granted	EP1898658	EP2006775455A	DE	2006/08/22	MSC AND CALLED PROCESS METHOD THEREOF
Granted	CN100471140	CN200610062951.7	CN	2006/09/29	Method for detecting QoS
Granted	CN101001208	CN200610165838.1	CN	2006/12/13	Method for detecting QoS
Granted	CN101052014	CN200710107595.0	CN	2007/05/21	Method for detecting QoS
Granted	EP1983688	EP2007817016A	DE	2007/09/29	METHOD FOR DETECTING QOS
Granted	EP1983688	EP2007817016A	FR	2007/09/29	METHOD FOR DETECTING QOS
Granted	EP1983688	EP2007817016A	GB	2007/09/29	METHOD FOR DETECTING QOS
Granted	CN1905472	CN200510085400.8	CN	2005/07/27	Method for implementing IMS network reliability
Granted	EP1914937	EP2006761564A	DE	2006/07/28	METHOD AND SYSTEM FOR REALIZING IMS NETWORK RELIABILITY
Granted	EP1914937	EP2006761564A	FR	2006/07/25	METHOD AND SYSTEM FOR REALIZING IMS NETWORK RELIABILITY
Granted	EP1914937	EP2006761564A	GB	2006/07/25	METHOD AND SYSTEM FOR REALIZING IMS NETWORK RELIABILITY
Granted	CN100546308	CN200510034409.6	CN	2005/04/22	Gateway control protocol message transmission method
Granted	CN100349411	CN200410062978.7	CN	2004/06/30	Medium flow service quality reporting method
Granted	EP1739900	EP2005759437A	PT	2005/06/30	A METHOD FOR ACQUIRING THE QOS OF THE MULTIMEDIA STREAM PERIODICALLY

A-56

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	CN100499656	CN200510051044.8	CN	2005/02/25	Method for implementing medium gateway function, wireless access controlling apparatus and access system
Granted	CN100583918	CN200610065066.4	CN	2006/03/16	Safety protection method for service interruption of exchange network and its device
Granted	CN101841888	CN200910118794.0	CN	2009/03/16	Resource control method, related equipment and related system
Pending	EP2439979	EP2010753112A EP10753112.1	EP	2010/03/16	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM
EP-Designated	EP2439979	EP2010753112A EP10753112.1	DE	2010/03/16	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM
EP-Designated	EP2439979	EP2010753112A EP10753112.1	FI	2010/03/16	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM
EP-Designated	EP2439979	EP2010753112A EP10753112.1	FR	2010/03/16	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM
EP-Designated	EP2439979	EP2010753112A EP10753112.1	GB	2010/03/16	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM
EP-Designated	EP2439979	EP2010753112A EP10753112.1	SE	2010/03/16	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM
Granted	AU2003271027	AU2003271027A	AU	2003/09/22	A network security authentication method
Granted	CN100574185	CN200510000097.7	CN	2005/01/07	Method for ensuring media stream safety in IP multimedia service subsystem network
Granted	EP1835652	EP2005848163A	DE	2005/12/31	A METHOD FOR ENSURING THE SAFETY OF THE MEDIA-FLOW IN IP MULTIMEDIA SUB-SYSTEM
Granted	EP1835652	EP2005848163A	GB	2005/12/31	A METHOD FOR ENSURING THE SAFETY OF THE MEDIA-FLOW IN IP MULTIMEDIA SUB-SYSTEM
Granted	AR053615	ARP20060102194A	AR	2006/05/26	Method for Implementing Access Domain Security of IP Multimedia Subsystem

A-57

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	CN100461942	CN200510071538.2	CN	2005/05/27	Method for selecting safety mechanism of IP multimedia subsystem access field
Granted	DE602006007648.7	DE602006007648T	DE	2006/04/03	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM
Granted	EP1755311	EP2006722247A	FR	2006/04/03	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM
Granted	EP1755311	EP2006722247A	GB	2006/04/03	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM
Granted	TWI314414	TW2006118609A	TW	2006/05/25	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM
Pending	TH82550	TH82550	TH	2006/05/25	Method for Implementing Access
Granted	CN100571134	CN200510070351.0	CN	2005/04/30	Method for verifying user terminal in IP multimedia subsystem
Granted	EP1879324	EP2006741743A	DE	2006/04/27	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM
Granted	EP1879324	EP2006741743A	ES	2006/04/27	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM
Granted	EP1879324	EP2006741743A	FR	2006/04/27	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM
Granted	EP1879324	EP2006741743A	GB	2006/04/27	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM

A-58

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1879324	EP2006741743A	IT	2006/04/27	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM
Granted	CN101128049	CN200610141030.X	CN	2006/09/28	Method and system for providing circuit domain service and service control node SCP
Granted	EP2056536	EP2007785297A	DE	2007/08/09	A METHOD, A SYSTEM AND A SERVICE CONTROL POINT FOR PROVIDING CIRCUIT DOMAIN SERVICE
Granted	EP2056536	EP2007785297A	FR	2007/08/09	A METHOD, A SYSTEM AND A SERVICE CONTROL POINT FOR PROVIDING CIRCUIT DOMAIN SERVICE
Granted	EP2056536	EP2007785297A	GB	2007/08/09	A METHOD, A SYSTEM AND A SERVICE CONTROL POINT FOR PROVIDING CIRCUIT DOMAIN SERVICE
Granted	AR50123	ARP20050103360A	AR	2005/08/11	Communications network system for implementing mixed services and method thereof
Granted	BR200507677	BRPI507677A	BR	2005/08/11	Communications network system for implementing mixed services and method thereof
Granted	ID0024111	IDW-00200602090	ID	2005/08/11	Method and system for realizing short message intercommunication based on mixed telephone number
Granted	IN246930	IN2006CN4422A	IN	2006/12/01	Method and system for realizing short message intercommunication based on mixed telephone number
Granted	RU2370904	RU2006130835A	RU	2005/08/11	TELECOMMUNICATION NETWORK SYSTEM FOR IMPLEMENTING VARIOUS SERVICES AND METHOD OF IMPLEMENTING THEREOF
Granted	CN101247632	CN200710079246.2	CN	2007/02/13	Method, system and device for using IMS communication service identification in communication system

A-59

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Pending	EP1959632	EP2008101535A	EP	2008/02/12	Method, system and apparatus for using IMS communication service identifier
EP-Designated	EP1959632	EP2008101535A	DE	2008/02/12	Method, system and apparatus for using IMS communication service identifier
EP-Designated	EP1959632	EP2008101535A	FI	2008/02/12	Method, system and apparatus for using IMS communication service identifier
EP-Designated	EP1959632	EP2008101535A	FR	2008/02/12	Method, system and apparatus for using IMS communication service identifier
EP-Designated	EP1959632	EP2008101535A	GB	2008/02/12	Method, system and apparatus for using IMS communication service identifier
EP-Designated	EP1959632	EP2008101535A	SE	2008/02/12	Method, system and apparatus for using IMS communication service identifier
Pending	IN5391/DELNP/2009	IN5391/DELNP/2009	IN	2007/11/19	Method, System and Apparatus for Using IMS Communication Service Identifiers in a Communication System
Granted	RU2434351	RU2009134133A	RU	2007/11/19	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER IN COMMUNICATION SYSTEM
Granted	CN101064661	CN200610099533.5	CN	2006/07/28	Method and apparatus for notifying user to complement service
Granted	CN101317438	CN200780000297.X	CN	2007/02/08	Method and device for perceiving supplementary service executed by user
Granted	EP1881689	EP2007702308A	DE	2007/02/08	A METHOD AND DEVICE FOR PERCEIVING THE USER TRIGGERING A SUPPLEMENTARY SERVICE
Granted	EP1881689	EP2007702308A	FR	2007/02/08	A METHOD AND DEVICE FOR PERCEIVING THE USER TRIGGERING A SUPPLEMENTARY SERVICE

A-60

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1881689	EP2007702308A	GB	2007/02/08	A METHOD AND DEVICE FOR PERCEIVING THE USER TRIGGERING A SUPPLEMENTARY SERVICE
Granted	CN101056452	CN200610035050.9	CN	2006/04/18	Method and system for negotiating the voice encoding and decoding format in the communication system
Granted	CN101167374	CN200680013004.7	CN	2006/11/29	Method, system and device for negotiating voice coding/decoding in communication system
Pending	EP1848190	EP20077802A	EP	2007/04/17	Method, system and device for speech codec negotiation in communication system
EP-Designated	EP1848190	EP20077802A	DE	2007/04/17	Method, system and device for speech codec negotiation in communication system
EP-Designated	EP1848190	EP20077802A	FI	2007/04/17	Method, system and device for speech codec negotiation in communication system
EP-Designated	EP1848190	EP20077802A	FR	2007/04/17	Method, system and device for speech codec negotiation in communication system
EP-Designated	EP1848190	EP20077802A	GB	2007/04/17	Method, system and device for speech codec negotiation in communication system
EP-Designated	EP1848190	EP20077802A	SE	2007/04/17	Method, system and device for speech codec negotiation in communication system
Granted	CN101026653	CN200610057699.0	CN	2006/02/24	System and method for realizing colour image business
Granted	CN101156426	CN200680011755.5	CN	2006/11/01	System and method for implementing polychrome service
Granted	CN102394863	CN201110266055.3	CN	2006/02/24	System and method for realizing colour image business

A-61

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP1826985	EP2007101173A	DE	2007/01/25	System and method for implementing multimedia calling line identification presentation service
Granted	EP1826985	EP2007101173A	FR	2007/01/25	System and method for implementing multimedia calling line identification presentation service
Granted	EP1826985	EP2007101173A	GB	2007/01/25	System and method for implementing multimedia calling line identification presentation service
Granted	CN100487788	CN200510114277.8	CN	2005/10/21	A method to realize the function of text-to-speech convert
Granted	EP1950737	EP2006805015A	DE	2006/10/20	A METHOD, DEVICE AND SYSTEM FOR ACCOMPLISHING THE FUNCTION OF TEXT-TO-SPEECH CONVERSION
Granted	EP1950737	EP2006805015A	GB	2006/10/20	A METHOD, DEVICE AND SYSTEM FOR ACCOMPLISHING THE FUNCTION OF TEXT-TO-SPEECH CONVERSION
Granted	CN101155148	CN200610140147.6	CN	2006/09/30	Media gateway issuing receiving multicast data to method, system and device
Granted	EP2068513	EP2007816481A	DE	2007/09/29	METHOD, SYSTEM AND DEVICE FOR DISTRUBUTING AND RECEIVING THE MULTICAST DATA IN THE MEDIA GATEWAY
Granted	EP2068513	EP2007816481A	IT	2007/09/29	METHOD, SYSTEM AND DEVICE FOR DISTRUBUTING AND RECEIVING THE MULTICAST DATA IN THE MEDIA GATEWAY
Granted	CN101277343	CN200710095931.4	CN	2007/03/30	Method, terminal and system for implementing video binding in voice communication network
Granted	EP2120440	EP2008706632A	DE	2008/02/03	A METHOD, TERMINAL AND SYSTEM FOR IMPLEMENTING VIDEO BINDING IN A VOICE COMMUNICATION NETWORK

A-62

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	EP2120440	EP2008706632A	FR	2008/02/03	A METHOD, TERMINAL AND SYSTEM FOR IMPLEMENTING VIDEO BINDING IN A VOICE COMMUNICATION NETWORK
Granted	EP2120440	EP2008706632A	GB	2008/02/03	A METHOD, TERMINAL AND SYSTEM FOR IMPLEMENTING VIDEO BINDING IN A VOICE COMMUNICATION NETWORK
Granted	CN101064680	CN200610079110.7	CN	2006/04/29	Method, system and apparatus for realizing multimedia calling service
Granted	EP2015592	EP2007720936A	DE	2007/04/24	REALIZING A MULTIMEDIA CALL SERVICE
Granted	EP2015592	EP2007720936A	GB	2007/04/24	REALIZING A MULTIMEDIA CALL SERVICE
Granted	CN100531267	CN200510034345.X	CN	2005/04/21	Method for realizing echo in communication system

3.          Nokia Assets

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	CN1262139	CN00819795.4	CN	2000/08/10	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE
Granted	DE60023359	EP00956419.6	DE	2000/08/10	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE
Granted	FR1310129	EP00956419.6	FR	2000/08/10	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE

A-63

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	GB1310129	EP00956419.6	GB	2000/08/10	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE
Granted	KR693394	KR7001821/2003	KR	2000/08/10	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE
Granted	RU2262213	RU2003103593	RU	2000/08/10	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE
Granted	CN100473217	CN01817056.0	CN	2001/10/09	Communication network system and network device thereof and method of providing communication
Granted	CN1984375	CN 200610156229	CN	2001/10/09	Communication network system and network device thereof and method of providing communication
Granted	HK1107890	7113522.3	HK	2007/12/12	Communication network system and network device thereof and method of providing communication
Granted	AT1346558	EP00987457.9	AT	2000/12/22	PREPAID SERVER
Pending	BRPI0017382	BRPI0017382.7	BR	2000/12/22	PREPAID SERVER
Granted	CA2428329	CA2428329	CA	2000/12/22	PREPAID SERVER
Granted	CH1346558	EP00987457.9	CH	2000/12/22	PREPAID SERVER
Granted	CN1279741	CN00820083.1	CN	2000/12/22	PREPAID SERVER
Granted	DE60035531	EP00987457.9	DE	2000/12/22	PREPAID SERVER
Granted	ES1346558	EP00987457.9	ES	2000/12/22	PREPAID SERVER
Granted	FR1346558	EP00987457.9	FR	2000/12/22	PREPAID SERVER
Granted	GB1346558	EP00987457.9	GB	2000/12/22	PREPAID SERVER
Granted	IT1346558	EP00987457.9	IT	2000/12/22	PREPAID SERVER
Granted	NL1346558	EP00987457.9	NL	2000/12/22	PREPAID SERVER
Granted	SE1346558	EP00987457.9	SE	2000/12/22	PREPAID SERVER
Granted	TR200706776T4	TR00987457.9	TR	2000/12/22	PREPAID SERVER
Granted	DE60109066	EP01929406.5	DE	2001/03/05	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES

A-64

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	GB1368946	EP01929406.5	GB	2001/03/05	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES
Granted	DE60046674	EP00965599.4	DE	2000/08/09	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS
Pending	BRPI0614221	BRPI0614221.4	BR	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	CN101223756B	CN200680025371.9	CN	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Pending	IDW00200800123	IDW00200800123	ID	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	KR1026155	KR2008-7003214	KR	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	MX282232	MXMX/a/2008/000568	MX	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	PH1-2007-502943	PH1-2007-502943	PH	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	RU2384004	RU2008100148	RU	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	SG139065	SG200800268.5	SG	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Pending	VN1-2008-00326	VN1-2008-00326	VN	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE

A-65

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	ZA200800233	ZA2008/0233	ZA	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	EP1905212	EP06795099.8	DE	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	EP1905212	EP06795099.8	FR	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	EP1905212	EP06795099.8	GB	2006/07/11	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE
Granted	EP1338152	EP1338152	FR	2001/11/21	3RD GEN MOBILITY USING SIP
Granted	CN1539106	CN02815394.4	CN	2002/07/11	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.
Pending	EP1415212	EP02749143.0	EP	2002/07/11	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.
EP-Designated	EP1415212	EP02749143.0	DE	2002/07/11	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.
EP-Designated	EP1415212	EP02749143.0	FR	2002/07/11	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.
EP-Designated	EP1415212	EP02749143.0	GB	2002/07/11	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.
Granted	CN100571461	CN200480000385.6	CN	2004/02/17	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS
Granted	IDP0030947	IDW00200501937	ID	2004/02/17	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS

A-66

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Pending	IN200403049	IN03049/CHENP/2004	IN	2004/02/17	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS
Granted	SG115865	SG200406163.6	SG	2004/02/17	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS
Pending	EP1595418	EP04711676.9	EP	2004/02/17	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS
EP-Designated	EP1595418	EP04711676.9	DE	2004/02/17	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS
EP-Designated	EP1595418	EP04711676.9	FR	2004/02/17	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS
EP-Designated	EP1595418	EP04711676.9	GB	2004/02/17	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS
Granted	AU2005232140	AU2005232140	AU	2005/03/17	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE
Granted	CN1961595	CN200580017529.3	CN	2005/03/17	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE
Pending	IN200605988	IN5988/DELNP/2006	IN	2005/03/17	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE
Granted	KR0924513	KR2006-7023181	KR	2005/03/17	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE
Granted	CN101385313	CN200780005866.X	CN	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	DE602007033333	EP07700656.7	DE	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	EP1987649	EP07700656.7	GB	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Pending	IN200806684	IN6684/DELNP/2008	IN	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	EP1987649	EP07700656.7	NL	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	SG145112	SG200805775.4	SG	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Pending	TH0701000284	TH0701000284	TH	2007/01/23	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	EP1987649	EP07700656.7	CH	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	EP1987649	EP07700656.7	IE	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	EP1987649	EP07700656.7	FR	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	EP1987649	EP07700656.7	LU	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	EP1987649	EP07700656.7	LI	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS

A-67

FOIA CONFIDENTIAL TREATMENT REQUEST BY
INVENTERGY GLOBAL, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 62-1482176

Confidential treatment requested with respect to certain portions hereof denoted with “***”

Portfolio Status	Patent Number	Application Number	Country	Filing Date	Title
Granted	RU2408998	RU2008132295A	RU	2007/01/22	IMS-CS INTERWORKING FOR VIDEO CALLS
Granted	CN101444062	CN200780010857.X	CN	2007/03/27	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP
Pending	EP1999929	EP7734087.5	EP	2007/03/26	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP
EP-Designated	EP1999929	EP7734087.5	DE	2007/03/26	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP
EP-Designated	EP1999929	EP7734087.5	FR	2007/03/26	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP
EP-Designated	EP1999929	EP7734087.5	GB	2007/03/26	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP
Pending	IN08619/DELNP/08	IN08619/DELNP/08	IN	2008/10/14	CARRYING TRUSTED NETWORK PROVIDED
Pending	CN101523858	CN200780038286.0	CN	2007/09/11	DHT-BASED CORE IMS NETWORK
Pending	EP2062422	EP07803743.9	EP	2007/09/11	DHT-BASED CORE IMS NETWORK
EP-Designated	EP2062422	EP07803743.9	DE	2007/09/11	DHT-BASED CORE IMS NETWORK
EP-Designated	EP2062422	EP07803743.9	FR	2007/09/11	DHT-BASED CORE IMS NETWORK
EP-Designated	EP2062422	EP07803743.9	GB	2007/09/11	DHT-BASED CORE IMS NETWORK

A-68